UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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PURE Bioscience, Inc.

(Name of Registrant as Specified In Its Charter)

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PURE BIOSCIENCE, INC.

NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON January 20, 2021

TO OUR STOCKHOLDERS:

December 8, 2020

Dear Stockholder:

You are cordially invited to attend this year’s annual meeting of stockholders of PURE Bioscience, Inc. on Wednesday, January 20, 2021 at 10:00 a.m. (local time). The Annual Meeting will be completely virtual. You may attend the virtual meeting, submit questions, and vote your shares electronically during the meeting via live webcast by visiting https://www.issuerdirect.com/virtual-event/pure.

We are pleased to take advantage of the rules established by the Securities and Exchange Commission (the “SEC”) that allow companies to furnish proxy materials primarily over the internet. We believe that this will allow us to promptly provide proxy materials to you, while lowering the costs of distribution and reducing the environmental impact of our annual meeting.

On December 8, 2020, we mailed to our stockholders (other than those who previously requested electronic or paper delivery) a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy materials, including our Proxy Statement and Annual Report to Stockholders for the fiscal year ended July 31, 2020, over the internet. The Notice also provides instructions on how to vote online or by telephone and includes instructions on how you can receive a paper copy of the proxy materials by mail. If you receive your proxy materials by mail, the Annual Report, the Notice of 2021 Annual Meeting of Stockholders, the Proxy Statement, and proxy card will be enclosed.

The matters to be acted upon are described in the Notice of 2021 Annual Meeting of Stockholders and Proxy Statement. Following the formal business of the meeting, we will report on our operations and respond to questions from stockholders.

Whether or not you plan to virtually attend the meeting, your vote is very important and we encourage you to vote promptly. You may vote by proxy over the internet or by telephone, or, if you received paper copies of the proxy materials by mail, you can also vote by mail by following the instructions on your proxy card. You can also vote at the meeting by attending the meeting virtually. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from your brokerage firm, bank or other nominee to vote your shares.

Sincerely yours,

/s/ Tom Y. Lee
Chief Executive Officer

PURE BIOSCIENCE, INC.

NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON

JANUARY 20, 2021

TO OUR STOCKHOLDERS:

Our 2021 annual meeting of stockholders (the “Annual Meeting”) of PURE Bioscience, Inc. will be held on December 9, 2020 at 10:00 a.m. The Annual Meeting will be completely virtual. You may attend the virtual meeting, submit questions, and vote your shares electronically during the meeting via live webcast by visiting https://www.issuerdirect.com/virtual-event/pure. At the Annual Meeting, our stockholders will be asked:

1.	To elect five directors to hold office until the next annual meeting and until their respective successors are elected and qualified;

2.	To ratify the appointment of Weinberg & Company, P.A. as our independent registered public accounting firm for the fiscal year ending July 31, 2021;

3.	To approve, on a non-binding advisory basis, the compensation of our named executive officers, during the fiscal year ended July 31, 2020; and

4.	To approve an amendment and restatement of the 2017 Equity Incentive Plan to increase the number of shares reserved under the plan by 5,000,000 shares; and

5.	To approve an amendment to our Certificate of Incorporation to increase the authorized number of shares of common stock from 100,000,000 shares to 150,000,000 shares.

To transact such other business as may properly be brought before the meeting or any adjournment or postponement thereof.

Our Board of Directors recommends a vote FOR each of the five director nominees and FOR proposals 2 through 5 listed above. Stockholders of record at the close of business on November 25, 2020 are entitled to notice of, and to vote on, all matters at the Annual Meeting and any reconvened meeting following any adjournments or postponements thereof. For ten days prior to the meeting, a complete list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder, for any purpose relating to the meeting, during ordinary business hours at our principal offices located at 9669 Hermosa Avenue, Rancho Cucamonga, CA 91730.

All stockholders are invited to virtually attend the Annual Meeting. You are urged to vote or submit your proxy as soon as possible so that your shares can be voted at the Annual Meeting in accordance with your instructions. Telephone and internet voting are available. For specific instructions on voting, please refer to the instructions in the Notice of Internet Availability of Proxy Materials or the proxy card. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from them to vote your shares.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING: Our Annual Report on Form 10-K, Notice and Proxy Statement are available electronically at www.proxydocs.com.

By Order of the Board of Directors

/s/ Tom Y. Lee
Chief Executive Officer

December 8, 2020

PURE BIOSCIENCE, INC.

9669 Hermosa Avenue

Rancho Cucamonga, CA 91730

PROXY STATEMENT FOR THE 2021 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JANUARY 20, 2021

GENERAL INFORMATION

The accompanying proxy is solicited by the Board of Directors of PURE Bioscience, Inc. (the “Board” or “Board of Directors”) to be voted at the 2021 Annual Meeting of Stockholders (the “Meeting” or “Annual Meeting”) to be held at 10:00 a.m., local time, and any adjournments or postponements thereof. The Annual Meeting will be completely virtual. You may attend the virtual meeting, submit questions, and vote your shares electronically during the meeting via live webcast by visiting https://www.issuerdirect.com/virtual-event/pure. This Proxy Statement and the accompanying proxy are being made available to our stockholders on or about December 8, 2020. References in this proxy statement to “the Company,” “we,” “PURE,” “our,” and “us” are to PURE Bioscience, Inc.

In accordance with the rules of the Securities and Exchange Commission (the “SEC”), we are permitted to furnish proxy materials, including this Proxy Statement and our Annual Report for the fiscal year ended July 31, 2020 (the “Annual Report”) to stockholders by providing access to these documents through the internet instead of mailing printed copies. Most stockholders will not receive printed copies of the proxy materials unless requested. Instead, our Notice of Internet Availability of Proxy Materials provides instructions on how to access and review the proxy materials on the internet. The Notice of Internet Availability of Proxy Materials also provides instructions on how to cast your vote via the internet or by telephone. If you would like to receive a printed or email copy of our proxy materials, please follow the instructions for requesting the materials in the Notice of Internet Availability of Proxy Materials.

Record Date

Holders of record of our shares of Common Stock, our only class of issued and outstanding voting securities (the “Common Stock”), at the close of business on November 25, 2020 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. On December 8, 2020, 87,072,963 shares of our Common Stock were issued and outstanding.

Quorum

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Votes for and against, abstentions and “broker non-votes” will each be counted as present for purposes of determining the presence of a quorum.

The Annual Meeting may be adjourned from time to time and at any reconvened meeting, action with respect to the matters specified in this notice may be taken without further notice to stockholders except as required by applicable law and our charter documents.

Stockholders of Record

You are a “stockholder of record” if your shares are registered directly in your name with our transfer agent, Transfer Online, Inc. As a stockholder of record, you have the right to grant your voting proxy directly to the proxies designated by the Company or to vote in person at the Annual Meeting. As of the record date, we had 217 holders of record.

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Shares Held in Street Name

You are deemed to beneficially own your shares in “street name” if your shares are held in an account at a brokerage firm, bank, broker-dealer, trust or other similar organization. If this is the case, you will receive a separate voting instruction form with this Proxy Statement from such organization. As the beneficial owner, you have the right to direct your broker, bank, trustee, or nominee how to vote your shares, and you are also invited to virtually attend the Annual Meeting. If you hold your shares in street name and do not provide voting instructions to your broker, bank, trustee or nominee, your shares will not be voted on any proposals on which such party does not have discretionary authority to vote (a “broker non-vote”), as further described below under the heading “Broker Non-Votes.”

Please note that if your shares are held of record by a broker, bank, trustee or nominee and you wish to vote at the Annual Meeting, you will not be permitted to vote in person unless you first obtain a proxy issued in your name from the record holder.

Broker Non-Votes

Broker non-votes are shares held in street name by brokers or nominees who are present in person or represented by proxy, but which are not voted on a particular matter because the brokers or nominees do not have discretionary authority with respect to that proposal and they have not received voting instructions from the beneficial owner. Under the rules that govern brokers, brokers have the discretion to vote on routine matters, but not on non-routine matters. Routine matters include the ratification of the appointment of the Company’s independent registered public accountants and the approval of an amendment to our Certificate of Incorporation to increase the authorized number of shares of common stock from 100,000,000 shares to 150,000,000 shares. The remaining proposals to be considered at the Annual Meeting are considered to be non-routine matters, including the election of directors, the non-binding advisory vote on the compensation of our named executive officers, and the approval of the amendment and restatement of our 2017 Equity Incentive Plan (the “2017 Plan”). As a result, if you do not provide your broker or nominee with voting instructions on these non-routine matters your shares will not be voted on these proposals.

Voting Matters

Stockholders are entitled to cast one vote per share of Common Stock on each matter presented for consideration by the stockholders. A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for a proper purpose during normal business hours at the executive offices of the Company for a period of at least 10 days preceding the day of the Annual Meeting.

There are five proposals scheduled to be voted on at the Annual Meeting:

1.	To elect five directors to hold office until the next annual meeting and until their respective successors are elected and qualified;

2.	To ratify the appointment of Weinberg & Company, P.A. as our independent registered public accounting firm for the fiscal year ending July 31, 2021;

3.	To approve, on a non-binding advisory basis, the compensation of our named executive officers, during the fiscal year ended July 31, 2020;

4.	To approve an amendment and restatement of the 2017 Plan to increase the number of shares of common stock reserved under the 2017 Plan by 5,000,000 shares; and

5.	To approve an amendment to our Certificate of Incorporation to increase the authorized number of shares of common stock from 100,000,000 shares to 150,000,000 shares.

Our Board of Directors recommends a vote FOR each of the five director nominees and FOR proposals 2 through 5 listed above.

We are currently unaware of any matters to be raised at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the Annual Meeting for consideration and you are a stockholder of record and have submitted your proxy, the persons named in your proxy will have the discretion to vote on those matters for you.

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Required Vote

Assuming a quorum is present, either in person or by proxy, the following vote is required for the proposals scheduled to be voted on at the Annual Meeting:

1.	Election of Directors: Directors will be elected by a plurality of the votes, which means the five nominees who receive the greatest number of FOR votes will be elected. If you hold your shares through a broker and you do not instruct the broker on how to vote on this proposal, your broker will not have authority to vote your shares. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum, but will not have any effect on the outcome of the proposal.

2.	Ratification of Auditors: The ratification of the appointment of Weinberg & Company, P.A. as our independent registered public accounting firm for the fiscal year ending July 31, 2021 requires that a majority of the votes cast, whether in person or represented by proxy, are voted FOR this proposal. Abstentions will be counted as present for purposes of determining the presence of a quorum, but will have no effect on the outcome of the vote.

3.	Executive Compensation: The approval, on a non-binding advisory basis, of the compensation of our named executive officers requires that a majority of the votes cast, whether in person or represented by proxy, are voted FOR this proposal. Abstentions and “broker non-votes” will each be counted as present for purposes of determining the presence of a quorum, but will have no effect on the outcome of the vote.

4.	Amended and Restated 2017 Equity Incentive Plan: The approval of the amendment and restatement of the 2017 Plan requires a majority of the votes cast, whether in person or represented by proxy, are voted FOR this proposal. Abstentions and broker non-votes will be counted as present for purposes of determining the presence of a quorum, but will have no effect on the outcome of the vote.

5.	Amendment to our Certificate of Incorporation to Increase the Authorized Number of Shares of Common Stock: The affirmative vote of the holders of a majority of the shares of Common Stock outstanding on the record date will be required to approve this amendment to our Certificate of Incorporation. Abstentions will be counted as present for purposes of determining the presence of a quorum, but will not be considered as votes cast for or against this proposal, and as a result, abstentions will have the same effect as a vote against this proposal.

Voting Instructions

If you are a stockholder of record, you can vote in the following ways:

●	By Internet: By following the Internet voting instructions included in the Notice of Internet Availability of Proxy Materials or by following the instructions on the proxy card at any time up until 11:59 p.m., Eastern Daylight Time, on January 19, 2021.

●	By Telephone: By following the telephone voting instructions included in the Notice of Internet Availability of Proxy Materials or by following the instructions on the proxy card at any time up until 11:59 p.m., Eastern Daylight Time, on January 19, 2021.

●	By Mail: You may vote by mail by marking, dating and signing your proxy card in accordance with the instructions on it and returning it by mail in the pre-addressed reply envelope provided with the proxy materials. The proxy card must be received prior to the Annual Meeting.

If your shares are held in street name, please follow the separate voting instructions you receive from your broker, bank, trustee or other nominee.

Proxies

All shares represented by a proxy will be voted at the Annual Meeting, and where a stockholder specifies a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If a stockholder does not indicate a choice on the proxy card, the shares will be voted in favor of the election of each of the nominees for director contained in this Proxy Statement and in favor of each of the other proposals considered at the Annual Meeting.

If your shares are held by a broker, bank or other stockholder of record, in nominee name or otherwise, exercising fiduciary powers (typically referred to as being held in “street name”), you will receive a separate voting instruction form with your proxy materials. Your broker may vote your shares on the proposal to ratify our independent auditors, but will not be permitted to vote your shares with respect to the election of directors or on any of the other proposals unless you provide instructions as to how to vote your shares. Please note that if your shares are held of record by a broker, bank or nominee and you wish to vote at the meeting, you will not be permitted to vote in person unless you first obtain a proxy issued in your name from the record holder.

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Multiple Proxies

If you receive more than one set of proxy materials it generally means you hold shares registered in multiple accounts. To ensure that all your shares are voted, please submit proxies or voting instructions for all of your shares.

Proxy Revocation Procedure

If you are a stockholder of record, you may revoke your proxy: (i) by written notice of revocation mailed to and received by the Secretary of the Company prior to the date of the Annual Meeting, (ii) voting again via the Internet or by telephone at a later time before the closing of those voting facilities at 11:59 p.m. (Eastern) on January 19, 2021, (iii) by executing and delivering to the Secretary a proxy dated as of a later date than a previously executed and delivered proxy (provided, however, that such action must be taken prior to 11:59 p.m. (Eastern Time) on January 19, 2021), or (iv) by virtually attending the Annual Meeting and voting via the virtual meeting platform. Attendance at the Annual Meeting will not in and of itself revoke a proxy.

Solicitation Costs

The Company will bear the expenses of calling and holding the Annual Meeting and the solicitation of proxies therefor. This proxy statement and the accompanying materials, in addition to being mailed directly to stockholders, will be distributed through brokers, custodians, nominees and other like parties to beneficial owners of shares of Common Stock. The Company will pay reasonable expenses incurred in forwarding the proxy materials to the beneficial owners of shares and in obtaining the written instructions of such beneficial owners. The Company may consider the engagement of a proxy solicitation firm. Our directors, officers and employees may also solicit proxies by mail, telephone and personal contact, but they will not receive any additional compensation for these activities.

Voting Results

We will announce preliminary voting results at the Annual Meeting. We will report final results in a Form 8-K report filed with the SEC.

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GOVERNANCE OF OUR COMPANY

Overview

We are committed to maintaining high standards of business conduct and corporate governance, which we believe are fundamental to the overall success of our business, serving our stockholders well and maintaining our integrity in the marketplace. Our Corporate Governance Guidelines and Code of Business Conduct and Ethics, together with our Certificate of Incorporation, Bylaws and the charters of our Board Committees, form the basis for our corporate governance framework. As discussed below, our Board of Directors has established two standing committees to assist it in fulfilling its responsibilities to the Company and its stockholders: the Audit Committee and the Compensation Committee. The Board of Directors performs the functions typically assigned to a Nominating and Corporate Governance Committee.

Corporate Governance Guidelines

Our Corporate Governance Guidelines are designed to ensure effective corporate governance of our Company. Our Corporate Governance Guidelines cover topics including, but not limited to, director qualification criteria, director responsibilities, director compensation, director orientation and continuing education, communications from stockholders to the Board, succession planning and the annual evaluations of the Board and its Committees. Our Corporate Governance Guidelines are reviewed regularly by the Board and revised when appropriate. The full text of our Corporate Governance Guidelines can be found in the “Corporate Governance” section of our website accessible at www.purebio.com. A printed copy may also be obtained by any stockholder upon request to our Corporate Secretary.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors. This Code constitutes a “code of ethics” as defined by the rules of the SEC. This Code also contains “whistle blower” procedures adopted by our Audit Committee regarding the receipt, retention and treatment of complaints related to accounting, internal accounting controls or auditing matters and procedures for confidential anonymous employee complaints related to questionable accounting or auditing matters. Copies of the code may be obtained free of charge from our website, www.purebio.com. Any amendments to, or waivers from, a provision of our code of ethics that applies to any of our executive officers will be posted on our website in accordance with the rules of the SEC. Other than as specifically referenced herein, the information contained on, or that can be accessed through, our website is not a part of this proxy statement.

Director Independence

We are not currently listed on any national securities exchange or in an inter-dealer quotation system that has established a standard for independence. However, in evaluating the independence of our members and the composition of the committees of our Board of Directors, our Board utilizes the definition of “independence” as that term is defined by applicable listing standards of the NYSE American. As of the date hereof, our Board consists of three members, two of whom are considered independent as that term is defined by applicable listing standards of the NYSE American. Our independent directors include: Messrs. Chen and Okuno.

Board and Committee Attendance

During the fiscal year ended July 31, 2020, the Board of Directors met seven times and it took action by unanimous written consent six times. During the fiscal year ended July 31, 2020 our Audit Committee met four times. Each of the directors attended 100% of the meetings of the Board of Directors.

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Director Attendance at Annual Meeting

We believe the annual meeting of stockholders provides a good opportunity for our directors to hear any feedback the stockholders may share with the Company at the meeting. As a result, we encourage our directors to attend our annual meeting. We reimburse our directors for the reasonable expenses incurred by them in attending the annual meeting.

Executive Sessions

Executive sessions of our independent directors are held at each regularly scheduled meeting of our Board and at other times as necessary and are chaired by the Chairman of the Board. The Board’s policy is to hold executive sessions without the presence of management, including our President and Chief Executive Officer, who is the only non-independent director on the Board. Our Board Committees also generally meet in executive session at the end of each committee meeting.

Board Committees

Compensation Committee. The Compensation Committee of the Board of Directors currently consists of Messrs. Okuno (Chair) and Chen. The functions of the Compensation Committee include the approval of the compensation offered to our executive officers and recommending to the full Board of Directors the compensation to be offered to our directors, including our Chairman. The Board has determined that Messrs. Okuno and Chen are each an “independent director” under the listing standards of the NYSE American. In addition, the members of the Compensation Committee qualify as a “non-employee directors” for purposes of Rule 16b-3 under the Exchange Act and as an “outside director” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended. The Compensation Committee is governed by a written charter approved by the Board of Directors, a copy of which is available on our website at www.purebio.com.

Audit Committee. The Audit Committee of the Board of Directors, currently consists of Messrs. Chen (Chair) and Okuno. The functions of the Audit Committee include the retention of our independent registered public accounting firm, reviewing and approving the planned scope, proposed fee arrangements and results of the Company’s annual audit, reviewing the adequacy of the Company’s accounting and financial controls and reviewing the independence of the Company’s independent registered public accounting firm. The Board has determined that Messrs. Chen and Okuno are “independent director” under the listing standards of the NYSE American. The Board of Directors has also determined that Messrs. Chen and Okuno are each an “audit committee financial expert” within the applicable definition of the SEC. The Audit Committee is governed by a written charter approved by the Board of Directors, a copy of which is available on our website at www.purebio.com.

Nominating Committee. The Board has not established a Nominating Committee, and as a result performs the functions typically assigned to a Nominating Committee, including the identification, recruitment and nomination of candidates for the Board and its committees, determining the structure, composition and functioning of the Board and its committees including the reporting channels through which the Board receives information and the quality and timeliness of the information, developing and recommending to the Board corporate governance guidelines applicable to the Company and annually reviewing and recommending changes, as necessary or appropriate, overseeing the annual evaluation of the Board’s effectiveness and performance.

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Board and Committee Effectiveness

The Board and each of its Committees perform an annual self-assessment to evaluate their effectiveness in fulfilling their obligations. The Board and Committee evaluations cover a wide range of topics, including, among others, the fulfillment of the Board and Committee responsibilities identified in the Corporate Governance Guidelines and charters for each Committee.

Board Leadership Structure

Our Bylaws provide our Board with flexibility to combine or separate the positions of Chairman of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of our company. These roles are currently combined as our Board is currently chaired by Mr. Lee, who is also our Chief Executive Officer. Our Board believes that it is in the best interest of the company and its stockholders for Mr. Lee to serve in both roles at this time given his knowledge of our company and industry. We believe that this structure provides appropriate leadership and oversight of the company and facilitates effective functioning of both management and our Board. Our Board will continue to reassess the structure to determine what is in the best interests of the Company and stockholders.

Board Oversight of Risk

The Board is actively involved in the oversight of risks that could affect the Company. The Board as a whole has responsibility for risk oversight of the Company’s risk management policies and procedures, with reviews of certain areas being conducted by the relevant Board committee. The Board satisfies this responsibility through reports by each Committee Chair regarding the Committee’s considerations and actions, as well as through regular reports directly from management responsible for oversight of particular risks within the Company. Specifically, the Board committees address the following risk areas:

●	The Compensation Committee is responsible for overseeing the management of risks related to the Company’s executive compensation plans and arrangements.

●	The Audit Committee discusses with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

The Board as a whole considers risks related to regulatory and compliance matters as well as risks related to the Company’s sales and marketing and research and development initiatives.

The Board encourages management to promote a corporate culture that incorporates risk management into the Company’s day-to-day business operations.

Stockholder Recommendations for Director Nominees

In nominating candidates for election as a director, the Board will consider a reasonable number of candidates recommended by a single stockholder who has held over 20% of PURE Bioscience Common Stock for over one year and who satisfies the notice, information and consent provisions set forth in our Bylaws and Corporate Governance Guidelines. Stockholders who wish to recommend a candidate may do so by writing to the Board of Directors in care of the Corporate Secretary, PURE Bioscience, Inc., 9669 Hermosa Avenue, Rancho Cucamonga, California 91730. The Board of Directors will use the same evaluation process for director nominees recommended by stockholders as it uses for other director nominees. A printed copy of our Bylaws may be obtained by any stockholder upon request to our Corporate Secretary.

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Identification and Evaluation of Director Nominees

In evaluating nominees for membership on our Board, our Board applies the Board membership criteria set forth in our Corporate Governance Guidelines. Under these criteria, the Board takes into account many factors, including an individual’s business experience and skills (including skills in core areas such as operations, management, technology, accounting and finance, strategic planning and international markets), as well as independence, judgment, knowledge of our business and industry, professional reputation, leadership, integrity and ability to represent the best interests of the Company’s stockholders. In addition, the Board also considers the ability to commit sufficient time and attention to the activities of the Board, as well as the absence of any potential conflicts with the Company’s interests. The Board does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. The Board does not have a formal policy with respect to diversity of nominees. Rather, our Board considers Board membership criteria as a whole and seeks to achieve diversity of occupational and personal backgrounds on the Board.

Our Board regularly assesses the appropriate size of our Board, and whether any vacancies on our Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Board will consider various potential candidates who may come to the attention of the Board through current Board members, professional search firms, stockholders or other persons. Each candidate brought to the attention of the Board, regardless of who recommended such candidate, is considered on the basis of the criteria set forth in our corporate governance guidelines. As stated above, our Board will consider candidates proposed for nomination by our significant stockholders. Stockholders may propose candidates by submitting the names and supporting information to: Corporate Secretary, PURE Bioscience, Inc., 9669 Hermosa Avenue, Rancho Cucamonga, California 91730. Supporting information should include (a) the name and address of the candidate and the proposing stockholder, (b) a comprehensive biography of the candidate and an explanation of why the candidate is qualified to serve as a director taking into account the criteria identified in our corporate governance guidelines, (c) proof of ownership, the class and number of shares, and the length of time that the shares of our voting securities have been beneficially owned by each of the candidate and the proposing stockholder, and (d) a letter signed by the candidate stating his or her willingness to serve, if elected.

Communications with the Board of Directors

The Board desires that the views of stockholders will be heard by the Board, its Committees or individual directors, as applicable, and that appropriate responses will be provided to stockholders on a timely basis. Stockholders wishing to formally communicate with the Board, any Board Committee, the independent directors as a group or any individual director may send communications directly to the Company at PURE Bioscience, Inc., 9669 Hermosa Avenue, Rancho Cucamonga, Ca 91730, Attention: Corporate Secretary. All clearly marked written communications, other than unsolicited advertising or promotional materials, are logged and copied, and forwarded to the director(s) to whom the communication was addressed. Please note that the foregoing communication procedure does not apply to (i) stockholder proposals pursuant to Exchange Act Rule 14a-8 and communications made in connection with such proposals or (ii) service of process or any other notice in a legal proceeding.

8

PROPOSAL ONE

ELECTION OF DIRECTORS

Nominees for Director

Our business is managed under the oversight of our Board of Directors. Our board of directors currently consists of the following three individuals: Tom Y. Lee, CPA, Ivan Chen and Dale Okuno. Mr. Okuno is not being nominated for reelection at the Annual Meeting. Our Board has nominated the following persons for election or re-election at the Annual Meeting:

Name	Age	Director Since	Position(s) Held
Tom Y. Lee, CEO	72	2014	CEO / Director
Ivan Chen	38	2018	Director
Tom Myers, COO	68		COO / Director Nominee
Kristin A. Taylor	53		Director Nominee
David M. Rendall	48		Director Nominee

In addition to the information regarding our directors and skills that led our Board to conclude that the individual should serve as a director, we also believe that all of our directors have a reputation for integrity, honesty and adherence to high ethical standards. We believe they each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to our company and our Board.

The Board also believes that re-electing two of our incumbent directors helps to promote stability and continuity. The Board expects that each such directors will continue to make substantial contributions to the Company by virtue of their familiarity with, and insight into, the Company’s business and the Company’s business strategy.

All of the nominees have indicated a willingness to continue serving as directors, and the Company has no reason to believe that any nominee will be unavailable or unable to serve. If any of them should decline or be unable to act as a director, the proxy holders will vote for the election of any other person or persons the Board may nominate.

The following sets forth information regarding the business experience of our directors as of December 8, 2020:

Tom Y. Lee, CPA was appointed to our Board on October 24, 2014. Mr. Lee has served as the Chairman and CEO of Swabplus, Inc., a contract manufacturer of single-dose applicator and formulation OEM products, since 2008. Mr. Lee has experience in manufacturing and selling applicator and formulation OEM products, manufacturing and distributing products in Asia and is experienced in accounting matters. Mr. Lee was formerly audit committee chairman at First Continental Bank (which merged with United Commercial Bank in 2003). Mr. Lee has been an active CPA since 1983 and earned his Master of Science in accounting from California State University Long Beach and his Bachelors in Business Administration from TamKang University in Taipei, Taiwan.

Mr. Lee’s qualifications to serve as a director on our Board include his experience in manufacturing and selling applicator and formulation OEM products, his experience with manufacturing and distributing products in Asia and his accounting background and expertise as a CPA. The Board also considered Mr. Lee’s commitment to the Company and its technology platform based his investments in the Company’s stock.

Ivan Chen was appointed to our Board on June 29, 2018. Mr. Chen, an attorney and entrepreneur, brings extensive experience in the healthcare and technology industries, with deep legal and strategic experience in areas including licensing, joint ventures, mergers & acquisitions, securities and corporate governance, and has been admitted to the bar in the states of California and New York. His experience includes serving as Director, Mergers & Acquisitions at eBay, Inc., a publicly-traded e-commerce platform. In this role, he led the negotiation and execution of numerous US and cross-border transactions. Prior to eBay, Mr. Chen focused on transactional, securities, and corporate governance matters while serving as an associate at Morrison & Foerster LLP and at Skadden, Arps, Meagher & Flom LLP, both large international law firms. Mr. Chen earned a J.D. from Harvard Law School, a master’s degree from the University of Cambridge, and a bachelor’s degree from Northwestern University.

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Mr. Chen’s qualifications to serve as a director on our Board include his executive leadership experience as an attorney and entrepreneur, as well as his educational background.

Tom Myers has been nominated by the Board for election at the Annual Meeting. Mr. Myers has over 40 years of food industry experience focusing on operations management, quality control and assurance, research and development, product and process development, plant design and construction, food safety and regulatory compliance. Prior to joining PURE Bioscience, Mr. Myers served as the President and Principal of Idaho Milk Products where he built a $105 million green field dairy proteins plant and launched a worldwide business with revenues in excess of $200 million annually. Mr. Myers has also held executive management roles at Weider Nutrition International, Puritan Quartz Pharmaceuticals, FruitSource Associates and FruitSource Confections, Nancy’s Specialty Foods, Izaki Glico and Berkshire Hathaway Corporation (See’s Candies and See’s Candy Shops). Mr. Myers holds a Bachelor of Science degree from California State University Long Beach.

Mr. Myers’s qualifications to serve as a director on our Board include his executive leadership experience as the Company’s Chief Operating Officer and his experience in building and growing the Company’s technology.

Kristin A. Taylor has been nominated by the Board for election at the Annual Meeting. She is an accomplished technology executive with over 20 years of experience that includes VP and Director roles at leading tech companies. In March of 2020, Ms. Taylor was named President and CEO of ImageWare Systems, a software SaaS leader in biometric identification and authentication for state, local, federal governments, including law enforcement/public safety, as well as commercial businesses in the financial, healthcare, education, manufacturing and call center verticals. Prior to serving as President and Chief Executive Officer of ImageWare Systems, Inc., Kristin was a strategy consultant providing advisory services on communications, marketing, and analyst relations for Veritas Lux and Kristin A Taylor Consulting in which she developed a proprietary algorithmic methodology to weigh and rank the most influential global technical analysts. From September of 2017 to April of 2019, Ms. Taylor served as Vice President of Worldwide Analyst Relations at IBM and led the efforts to modernize and transform IBM’s Analyst Relations organization to drive not only influence but materialize revenue. From August of 2013 to August of 2017, she served as Vice President, Global Analyst and Public Relations at MediaTek, the third largest fabless semiconductor company worldwide with a $30 billion market cap, where she led the buildout of a new global Public and Analyst Relations organization to penetrate the North American, European, Latin American, Russian and Indian markets. Prior to that from September of 1998 to December of 2010, she served in various positions of increasing responsibility with Qualcomm including Head of Industry Analyst Relations, Senior Director of Business Development, and as a Director in Information Technology. During her tenure with Qualcomm, she drove development and launched the world’s first embedded wireless WAN module inside of notebook computers that resulted in the creation of a new corporate division for computing, with Gobi becoming a core element of 300+ product offerings.

In October of 2020, she was named to the Top 50 Women Leaders in SaaS by The Software Report. In November of 2020, she was named Chair of Board for ImageWare Systems. She earned degrees in Business Management and Sociology from the University of New Hampshire in Durham, New Hampshire.

Ms. Taylor’s experience in Fortune 500 and micro-cap businesses along with her insight in sales, business development, analyst and public relations, marketing, and go-to-market strategies will provide the Board with valuable input.

David M. Rendall has been nominated by the Board for election at the Annual Meeting. Mr. Rendall is an attorney and licensed real estate broker in the state of California. Mr. Rendall has been the broker and owner of RE/MAX of Santa Clarita, RE/MAX of Valencia, and RE/MAX Gateway since February 2014. Mr. Rendall manages approximately 175 agents and has annual sales of about $1 billion. He is the owner of Group One Investments, Inc. a licensed real estate property management and real estate investment firm specializing in commercial management and real estate syndication and development. He currently sits on the Santa Clarita Valley Economic Development Corporation board and is the Chief Executive Officer of Escrow Advantage, Inc., an independent escrow company. Mr. Rendall also is the general partner, owner, president, managing member, and/or member of multiple businesses and real estate partnerships. In addition to his real estate companies he is the Principal and Partner of Group One Legal, PC. Mr. Rendall has been practicing real estate since 2001 and has been practicing law since admitted to the state bar of California in 2003. Mr. Rendall earned a J.D. from Loyola Law School, a bachelor’s degree in Political Science and Sociology from University of California, Los Angeles, and was an adjunct professor at College of the Canyons, and taught Real Estate Principals, Real Estate Practices, and Legal Aspects of Real Estate.

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Mr. Rendall’s possesses substantial managerial and business expertise and insight into specific areas of sales and marketing necessary to provide leadership to the Company through various stages of potential development and growth. In addition, the Board values his legal expertise.

Dale Okuno has not been nominated by the Board for election at the Annual Meeting. Mr. Okuno is Chief Executive Officer of Okuno Associates, Inc. an investment firm that focuses investments in technology companies. Prior to founding Okuno Associates, Mr. Okuno was founder and Chief Executive Officer of E-Z Data, Inc., a SaaS company, which he sold in 2009, a company that he founded in 1986. Mr. Okuno holds a BA in Philosophy and Psychology from San Jose State University.

Relationships

Mr. Ivan Chen is the nephew of Mr. Tom Y. Lee. There are no other family relationships between any current director executive officer, or any director or executive offer during the fiscal year ended July 31, 2020.

Compensation Committee Interlocks and Insider Participation.

None of the members of our Compensation Committee are or have been an officer or employee of us. During fiscal years 2020 and 2019, no member of our Compensation Committee had any relationship with us requiring disclosure under Item 404 of Regulation S-K, except as set forth above, none of our executive officers served on the Compensation Committee (or its equivalent) or board of directors of another entity any of whose executive officers served on our Compensation Committee or board of directors.

Vote Required and Board Recommendation

If a quorum is present, either in person or by proxy, directors will be elected by a plurality of the votes, which means the five nominees who receive the greatest number of FOR votes will be elected. If you hold your shares through a broker and you do not instruct the broker on how to vote on this proposal, your broker will not have authority to vote your shares. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum, but will not have any effect on the outcome of the proposal.

If any nominee becomes unavailable for any reason (which event is not anticipated) to serve as a director at the time of the meeting, then the shares represented by such proxy may be voted for such other person as may be determined by the proxy holders, unless a contrary instruction is indicated in the proxy.

Directors are to be elected to hold office until the next annual meeting of stockholders and until their successors are elected and qualified, or their earlier death, resignation or removal.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE NOMINEES LISTED ABOVE (ITEM 1 ON THE PROXY CARD).

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PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF WEINBERG & COMPANY, P.A. AS THE COMPANY’S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At the Annual Meeting, our stockholders will be asked to ratify the appointment of Weinberg & Company, P.A. (“Weinberg”) as our independent registered public accounting firm for the fiscal year ending July 31, 2021. Weinberg has served as the Company’s auditor since 2019. Our Audit Committee is responsible for approving the engagement of Weinberg as the Company’s independent registered public accounting firm for the year ending July 31, 2021. In the event our stockholders fail to ratify the appointment of Weinberg, the Audit Committee will reconsider its selection. In addition, even if our stockholders ratify the selection, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it believes that a change would be in the best interests of the Company and its stockholders.

Mayer Hoffman McCann P.C. (“MHM”) served as the independent registered public accounting firm for the Company from 2007 through the fiscal year ended July 31, 2019. On November 24, 2019, the Audit Committee approved the dismissal of MHM as the Company’s independent registered public accounting firm and appointed Weinberg.

The audit reports of MHM on the consolidated financial statements of the Company for the fiscal years ended July 31, 2019 and July 31, 2018 did not contain any adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two fiscal years ended July 31, 2019 and July 31, 2018, (i) there were no disagreements (as that term is described in Item 304(a)(1)(iv) of Regulation S-K) between the Company and MHM on any matters of accounting principles or practices, financial statement disclosures, auditing scope or procedures, or any other matter which, if not resolved to the satisfaction of MHM, would have caused MHM to make reference to the subject matter of the disagreements in connection with the issuance of MHM reports on the financial statements of such periods, and (ii) there were no “reportable events” (as that term is described in Item 304(a)(1)(v) of Regulation S-K) other than as described above.

During the Company’s fiscal years ended July 31, 2019 and July 31, 2018, neither the Company nor anyone on the Company’s behalf consulted with Weinberg with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company by Weinberg that Weinberg concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (b) any matter that was either the subject of a disagreement or a reportable event (as those terms are described in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K).

The Audit Committee meets with Weinberg on a quarterly or more frequent basis. At such times, the Audit Committee reviews the services performed by Weinberg, as well as the fees charged for such services.

A representative of Weinberg is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires. The representative is also expected to be available to respond to appropriate questions from stockholders.

Fees Billed to the Company by its independent auditors during Fiscal Years 2020 and 2019.

The following table provides information regarding the fees billed to us by MHM and Weinberg for the years ended July 31, 2020 and 2019. MHM leases substantially all of its personnel, who work under the control of MHM shareholders, from wholly-owned subsidiaries of CBIZ, Inc., including CBIZ MHM, LLC, in an alternative practice structure. All fees described below were approved by the Board or the Audit Committee:

	For the years ended July 31,
	2020	2019
Audit Fees (1)	$58,000	$131,000
Tax Fees (2)	$14,000	$13,000
Other (3)	$30,000	$—
Total Fees	$102,000	$144,000

(1)	Audit Fees include fees for services rendered for the audit and quarterly reviews of our financial statements, including our Annual Report on Form 10-K and our periodic reports, and fees incurred related to the filings of registration statements.

(2)	Tax Fees consist of amounts billed by an affiliate of our independent auditors for services in connection with the preparation of our federal and state tax returns.

(3)	Consists of transition service fees paid to MHM.

Pre-Approval Policies and Procedures

Our Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services. The independent auditor and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditor in accordance with this pre-approval. Any proposed services not included within the list of pre-approved services or any proposed services that will cause the Company to exceed the pre-approved aggregate amount requires specific pre-approval by the Audit Committee. All audit fees and tax fees listed in the table above were approved by the Audit Committee pursuant to its pre-approval policies and procedures.

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Interest of Certain Persons in Matters to be Acted Upon

There are no persons who have a direct or indirect substantial interest in the matter described under Proposal 2 above.

Vote Required and Board Recommendation

The ratification of the appointment of Weinberg as our independent registered public accounting firm for the fiscal year ending July 31, 2021 requires a majority of the votes cast, whether in person or represented by proxy, to vote FOR this proposal. Abstentions will be counted as present for purposes of determining the presence of a quorum, but will have no effect on the outcome of the vote.

Submission of the appointment to stockholder approval is not required. However, if our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether to retain Weinberg as our independent auditor or whether to consider the selection of a different firm. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent auditor at any time during the fiscal year ending July 31, 2021.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF WEINBERG & COMPANY, P.A. AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING JULY 31, 2021 (ITEM 2 ON THE PROXY CARD).

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The following is the report of the Audit Committee of the Board of Directors of PURE Bioscience, Inc. with respect to PURE Bioscience’s audited financial statements for the fiscal year ended July 31, 2020, included in the Company’s Annual Report on Form 10-K, filed with the SEC on October 16, 2020. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

The Audit Committee of the Board of Directors currently consists of two non-employee directors, including Messrs. Chen (Chair), and Okuno. The Board has determined that each of Messrs. Chen and Okuno is an “independent director” under the listing standards of the NYSE American.

The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. Management has the responsibility for the financial statements and the reporting process, including internal control systems. Our independent registered public accounting firm for the fiscal year ended July 31, 2020, Weinberg was responsible for expressing an opinion as to the conformity of our audited financial statements with generally accepted accounting principles.

Review with Management

The Audit Committee reviewed and discussed the audited financial statements with management of the Company.

Review and Discussions with Independent Accountants

The Audit Committee met with Weinberg to review the financial statements for the fiscal year ended July 31, 2020. The Audit Committee discussed with a representative of Weinberg the matters required to be discussed by Auditing Standard No. 1301, “Communicating with Audit Committees”. In addition, the Audit Committee met with Weinberg, with and without management present, to discuss the overall scope of Weinberg’s audit, the results of its examinations and the overall quality of the Company’s financial reporting. The Audit Committee received the written disclosures and the letter from Weinberg required by Rule 3526 of the Public Company Accounting Oversight Board, Communication with Audit Committee Concerning Independence, and has discussed with Weinberg its independence, and satisfied itself as to the independence of Weinberg.

Conclusion

Based on the above review, discussions, and representations received, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended July 31, 2020 be included in the Company’s Annual Report on Form 10-K filed with the SEC.

The Audit Committee of the Board of Directors:

Ivan Chen, Chair

Dale Okuno

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PROPOSAL THREE
ADVISORY VOTE ON EXECUTIVE COMPENSATION

Background

Our Board of Directors and Compensation Committee are providing stockholders with the opportunity to cast an advisory vote on the compensation of our named executive officers. This proposal, commonly known as a “Say on Pay” proposal, gives you, as a stockholder, the opportunity to endorse or not endorse our executive compensation program and the compensation paid to our named executive officers as reported in this Proxy Statement.

The Say on Pay vote is advisory, and therefore not binding on the Compensation Committee or the Board. Although the vote is non-binding, the Compensation Committee and the Board will review the voting results, seek to determine the cause or causes of any significant negative voting, and take the voting results into consideration when making future decisions regarding executive compensation. At our 2020 Annual Meeting, our stockholders approved our Say on Pay Proposal by a vote of 98.9% of the votes cast. Additionally, at our 2020 Annual Meeting our stockholders approved an annual Say on Pay vote.

The Compensation Committee of the Board of Directors, which is comprised solely of independent directors, has the responsibility for evaluating and authorizing the compensation payable to our executive officers. The goal of our executive compensation program is to attract, motivate and retain executives of outstanding ability, performance and potential. To achieve this goal, the Compensation Committee has designed a package that combines competitive base pay, with incentive cash compensation conditioned on the achievement of predetermined annual performance goals and long-term equity awards. The Compensation Committee believes this package encourages employee retention and the creation of stockholder value. Our compensation program also seeks to be internally consistent with differentials commensurate with the scope of a named executive officer’s responsibilities.

Fiscal Year 2020

During the fiscal year ended July 31, 2020, our “named executive officers” were (i) Tom Y. Lee, who served as our Chief Executive Officer, (ii) Tom Myers, who serves as Chief Operating Officer, and (iii) Mark S. Elliott, who serves as Vice President, Finance.

Elements of Compensation

Consistent with the size and nature of our Company, our executive compensation program is simple, consisting of a base salary, an annual performance-based cash bonus, long-term equity awards, and eligibility to participate in employee benefit plans that we make available to all of our full-time employees, including group health plan, group term life insurance, and short- and long-term disability benefits.

Taken as a whole, the elements of our compensation package are comparable to those offered by other similarly sized companies in our industry. This allows us to compete in acquiring talent and retaining key executives. Our annual performance-based cash bonuses link executive compensation to the Company’s performance and the individual achievements and performance of our executives. Likewise, equity awards align the interests of our named executive officers with those of our stockholders, thereby creating an incentive to build stockholder value and acting as a retention tool.

The Compensation Committee did not retain a compensation consultant during fiscal year 2020 given the Company’s cash constraints.

Stockholders are encouraged to read the Executive Compensation section of this Proxy Statement for a more detailed discussion of our compensation program.

Base Salary

Base salaries of our named executive officers depend on their job responsibilities, the market rate of compensation paid by companies in our industry for similar positions, our financial position and cash constraints, and external factors like inflation and the projected strength of the economy. The Compensation Committee reviews the base salaries of our named executive officers at least annually.

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The annual base salaries of our named executive officers are reflected in the Summary Compensation Table included in this Proxy Statement.

Annual Performance-Based Cash Bonus

The annual performance-based cash bonus paid to our named executive officers is determined by the Compensation Committee based on the achievement of our corporate goals, weighted by importance, as well as individual goals applicable to the named executive officer’s position. Our corporate goals consist of progress on sales and regulatory approval goals for our product offerings as well as on individual goals. The individual goals of our named executive officers are based on the executive’s job title and responsibilities. In addition, the Compensation Committee retains discretion to adjust the actual amount of the annual bonus based on our stock performance, our accomplishments determined on a qualitative basis, and the strength of our financial and market position at the end of the fiscal year.

Following the end of each fiscal year, the Compensation Committee is responsible for determining the bonus amount payable to the executive officer based on the Company’s and the executive officer’s performance against the performance metrics established by the Compensation Committee for the recently completed fiscal year.

Due to the Company’s limited financial resources and the Company’s performance below the operating plan approved by the Board of Directors, our named executive officers did not receive any cash bonuses for the years ended July 31, 2020 and 2019.

Long-Term Incentive Awards

We grant long-term equity incentives in the form of time-based and performance-based stock options and restricted stock units (RSUs) to our executive officers. The Compensation Committee determined it was in the best interests of the Company and its stockholders to issue RSUs to two of our executive officers in fiscal 2020. The Compensation Committee determined that the issuance of shares upon vesting encourages our executives to build stockholder value, thereby aligning the interests of our named executive officers with those of our stockholders. The Compensation Committee determines the size of the incentive award based on company performance and the named executive officers past and expected future performance. The Compensation Committee also considered the current stock and equity award holdings of our executive officers prior to the grants.

During the fiscal year ended July 31, 2020, the Compensation Committee authorized the issuance of 1,250,000 stock options and 500,000 RSUs to our named executive officers. Each stock option and RSU represents the right to receive one share of common stock, issuable at the time the stock option vests and the RSUs settle, as set forth in the respective stock option and RSU agreements. The breakdown is as follows:

●	Tom Y. Lee Option Awards: The Board granted Mr. Lee awards consisting of options to purchase seven hundred thousand (700,000) shares of common stock. 500,000 options vest quarterly over one year. The remaining 200,000 options vest quarterly over two years. All 700,000 options have a ten-year term

●	Tom Myers Option Awards: The Board granted Mr. Myers awards consisting of options to purchase two hundred fifty thousand (250,000) shares of common stock. The options have a ten-year term and vest in four quarterly installments.

●	Mark Elliott Option Awards: The Board granted Mr. Elliott awards consisting of options to purchase three hundred thousand (300,000) shares of common stock. The options have a ten-year term and vest in four quarterly installments.

●	Tom Myers RSU Award: The Board granted Mr. Myers an award consisting of five hundred thousand (500,000) RSUs. The RSU vest in equal installments over a three year period and carry a ten year term.

Miscellaneous

Our named executive officers are eligible to participate in employee benefit plans available to all full-time employees, including group health plan, group term life insurance, and short- and long-term disability benefits. We do not sponsor any defined benefit pension plan, nonqualified defined contribution plan, or deferred compensation plan; nor do we provide post-retirement health coverage for our named executive officers.

Vote Required

The Board and Compensation Committee believe the Company’s executive compensation program uses appropriate structures and sound pay practices that are effective in achieving the Company’s core compensation objectives. Accordingly, the Board recommends that you vote in favor of the following resolution:

“RESOLVED, that the stockholders of PURE Bioscience, Inc. hereby approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in this proxy statement, under the section entitled “Executive Compensation.”

If a quorum is present, the approval, on a non-binding advisory basis, of the compensation of our named executive officers requires that a majority of the votes cast, whether in person or represented by proxy, are voted FOR this proposal. Abstentions and “broker non-votes” will each be counted as present for purposes of determining the presence of a quorum, but will have no effect on the outcome of the vote.

The approval of this proposal is not a condition to the approval of any other proposals submitted to the stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (ITEM 3 ON THE PROXY CARD).

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PROPOSAL FOUR

AMENDMENT AND RESTATEMENT OF THE 2017 EQUITY INCENTIVE PLAN

Our board of directors is recommending that our stockholders approve an amendment to our 2017 Equity Incentive Plan (“2017 Plan”) to:

●	increase the number of shares of our common stock that are available for issuance under the 2017 Plan by 5,000,000 shares and make certain related changes; and

●	extend the term of the 2017 Plan until January 20, 2030.

If the amendment and restatement is approved by stockholders, the maximum number of shares available for issuance under the 2017 Plan would increase from 5,000,000 to 10,000,000 (which includes up to 181,000 shares previously reserved for issuance under our 2017 Equity Incentive Plan that may become available under the 2017 Plan). Our board of directors approved the amendment and restatement of the 2017 Plan on November 17, 2020 (the “Restated Plan”), subject to stockholder approval.

As of November 25, 2020, the record date for our fiscal 2021 Annual Meeting of Stockholders, there were awards with respect to 3,385,000 option shares and 1,434,250 shares of restricted stock and restricted stock units outstanding under the 2017 Plan. As of November 25, 2020, the number of shares available for grant under the 2007 Amended and Restated Equity Incentive Plan (the “2007 Plan”) and our 2017 Plan was approximately 33,000 and 181,000 shares, respectively. The fair market value of a share of our common stock (as determined by the closing price quoted on the OTCQB on such date) was$1.13.

Our board of directors believes the proposed Restated Plan is necessary to the long-term health of our company in order to support the effectiveness of our executive and director compensation programs. We provide long-term incentives to our executives, employees, advisors and directors in the form of equity compensation, which we believe aligns their interests with the interests of our stockholders and fosters an ownership mentality that drives optimal decision-making for the long-term health and profitability of our company. Equally important, equity compensation is critical to our continuing ability to attract, retain and motivate qualified service providers.

Having an adequate number of shares available for future grants is necessary to promote our long-term success and the creation of stockholder value by:

●	Enabling us to continue to attract and retain the services of key employees and other service providers who would be eligible to receive grants;

●	Aligning participants’ interests with stockholders’ interests through incentives that are based upon the performance of our common stock;

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●	Motivating participants, through equity incentive awards, to achieve long-term growth in the Company’s business, in addition to short-term financial performance; and

●	Providing a long-term equity incentive program that is competitive as compared to other companies with who we compete for talent.

The proposed Restated Plan to increase the number of shares available for issuance under the 2017 Plan by 5,000,000 shares is intended to provide us with an equity pool that will last for four years (fiscal 2021 through fiscal 2024 award cycles).

Expected grant requirements for the next four award cycles were estimated based on historic and projected future burn rates; however, circumstances such as a significant change in our stock price or employee turnover could cause the share reserve to be used more quickly or slowly.

Currently the shares available for issuance and the number of awards outstanding under our 2007 and 2017 Plans and those outstanding awards granted to service providers outside the 2007 and 2017 Plans constitute approximately 11,659,000 shares of common stock, which represents 13% of our outstanding common stock as of November 25, 2020. Our directors and officers currently hold options to purchase 3,371,875 shares of common stock and RSUs for 1,062,500 shares of common stock, including awards issued pursuant to the 2007 and 2017 Plans and awards outside the 2007 and 2017 Plans. If the proposal is approved by our stockholders, the potential dilution to stockholders would increase by 6% to 19%.

Key Features Designed to Protect Stockholders’ Interests

The 2017 Plan design reflects our commitment to strong corporate governance and our desire to preserve stockholder value as demonstrated by the following Plan features, which continue to remain identical for the Restated Plan:

●	Independent Administrator. The Compensation Committee of our Board, which is comprised solely of independent, non-employee directors, is the Plan administrator.

●	No Evergreen Feature. The Restated Plan expires by its terms on a specified date. In addition, the maximum number of shares available for issuance under the Restated Plan is fixed and cannot be increased without stockholder approval.

●	No Reuse of Shares. Shares that are surrendered to us in connection with an incentive award and shares used to pay the tax or exercise price of an award will not become available for future grant or sale under the Restated Plan. Further, to the extent an award under the Restated Plan is paid out in cash rather than shares, the cash payment will result in reducing the number of shares available for issuance under the Restated Plan.

●	No Discount Awards; Maximum Term Specified. Stock options and stock appreciation rights must have an exercise price or base price no less than the closing price of our common stock on the date the award is granted and a term no longer than ten years’ duration.

●	Per-Participant Limits on Awards. The Restated Plan limits the size of awards that may be granted during any one year to any one participant.

●	Award Design Flexibility. Different kinds of awards may be granted under the Restated Plan, giving us the flexibility to design our equity incentives to complement the other elements of compensation and to support our attainment of strategic goals.

●	Performance-Based Awards. The Restated Plan permits the grant of performance-based stock awards that are payable only upon the attainment of specified performance criteria.

●	No Liberal Definition of Change in Control. The Restated Plan’s definition of a change-in-control transaction provides that any award benefits triggered by such a transaction are contingent upon the actual consummation of the transaction, not merely its approval by our Board or stockholders.

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●	Repricing and Reloading Prohibited. In addition stockholder approval will be required for any repricing, replacement, or buyout of underwater awards and no new awards will be granted automatically upon the exercise or settlement of any outstanding award.

●	Ineligibility for Dividends. In the event the Company declares a dividend or dividend equivalent payment, participants who hold performance-based awards subject to performance goals will not be eligible to receive any dividend or dividend equivalent unless the applicable performance goals are met and the underlying award vests.

●	Clawback. All awards granted under the Restated Plan will be subject to any clawback or recoupment policy that may be adopted by the Company, unless otherwise specified in the award agreement or determined by the Plan administrator in its sole discretion.

The Administrator has full discretion to determine the number of awards to be granted to participants under the Restated Plan, subject to an annual limitation on the total number of awards that may be granted to any one employee. No awards have been granted contingent upon stockholder approval of the Restated Plan.

Description of the 2017 Plan

On October 24, 2017, our board of directors approved the 2017 Plan, which was subsequently approved by our stockholders at our fiscal 2018 Annual Stockholders Meeting. The 2017 Plan permits the discretionary award of incentive stock options, non-statutory stock options, restricted stock, stock units, stock appreciation rights and performance-based cash awards to eligible service providers.

General Plan Administration

Eligibility to Receive Awards. Our employees, officers, directors, consultants and advisors are eligible to receive awards under the 2017 Plan. The compensation committee determines, in its discretion, the eligible persons who will be granted awards under the 2017 Plan. As of November 25, 2020, 14 employees (including each of our executive officers) and each of our non-employee directors were eligible to participate in the 2017 Plan.

Administration of the 2017 Plan. The compensation committee of the board of directors administer the 2017 Plan. Subject to the terms of the 2017 Plan, the compensation committee has the sole discretion, among other things, to:

●	select the individuals who will receive awards;

●	determine the terms and conditions of awards (for example, performance conditions, if any, and vesting schedule);

●	correct any defect, supply any omission, or reconcile any inconsistency in the 2017 Plan or any award agreement;

●	accelerate the vesting, extend the post-termination exercise term or waive restrictions of any awards at any time and under such terms and conditions as it deems appropriate; and

●	interpret the provisions of the 2017 Plan and outstanding awards.

The Proposed Restated Plan

The following is a summary of the principal features of the Restated Plan, but it is qualified in its entirety by reference to the full text of the Restated Plan, a copy of which is attached as Appendix A to this Proxy Statement.

We are asking our stockholders to approve the Restated Plan to:

●	increases the number of shares of our common stock available for issuance under the Restated Plan by 5,000,000 shares to an aggregate of 10,000,000 shares.

●	increases the maximum number of shares issuable pursuant to incentive stock options by 5,000,000 shares to an aggregate of 10,000,000 shares.

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●	extends the term of the Restated Plan until November 17, 2030.

If the Restated Plan is approved by our stockholders at the Annual Meeting, it will be effective as of January 20, 2021, the date of stockholder approval.

Background and Purpose of the Restated Plan

We adopted the 2017 Plan to help us attract and retain the best available directors, officers and personnel for positions of substantial responsibility, to provide incentives to individuals who perform services for us, to align the interests of our directors, officers and key employees with the interests of our stockholders, and to promote the success of our business.

Treatment of Shares Issued Under the Restated Plan

If an incentive award granted under the Restated Plan expires, terminates, is unexercised or is forfeited, the shares subject to such award will become available for further awards under the Restated Plan. However, shares that are surrendered to us in connection with an incentive award and shares used to pay the tax or exercise price of an award will not become available for future grant or sale under the Restated Plan. Further, to the extent an award under the Restated Plan is paid out in cash rather than shares, the cash payment will result in reducing the number of shares available for issuance under the Restated Plan. The maximum number of shares subject to awards that may be granted to any individual during any calendar year is 2,000,000 and the maximum aggregate amount of cash that may be paid in cash during any calendar year with respect to awards payable in cash is $2,000,000.

The number and class of shares of our common stock subject to the Restated Plan, the number and class of shares subject to any numerical limit in the Plan, and the number, price and class of shares subject to awards will be adjusted in the event of any change in our outstanding common stock by reason of any stock dividend, spin-off, split-up, stock split, reverse stock split, recapitalization, reclassification, merger, consolidation, liquidation, business combination or exchange of shares or similar transaction.

Grants

The Restated Plan authorizes the grant to participants of incentive stock options, non-statutory stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, and other stock or cash awards, as described below:

Stock Options. Stock options entitle the participant, upon exercise, to purchase a specified number of shares of common stock at a specified price for a specified period of time. The Administrator may grant incentive and/or non-statutory stock options under the Restated Plan. The exercise price for each stock option shall be determined by the Administrator but shall not be less than 100% of the fair market value of our common stock on the date of grant. The “fair market value” means, if our common stock is listed on any established stock exchange or national market system (e.g., NASDAQ or NYSE American), the closing sales price of our common stock, or, if our common stock is regularly quoted by a recognized securities dealer, but the selling prices are not reported, the mean between the high bid and low asked prices for our common stock on the day of determination, or in the absence of an established market for our common stock, or if our common stock is not regularly quoted or does not have sufficient trades or bid prices which would reflect our common stock’s actual fair market value, the fair market value of our common stock will be determined in good faith by the Administrator upon the advice of a qualified valuation expert. As of November 25, 2020, the fair market value of a share of our common stock was $1.13 per share.

Any stock options granted in the form of an incentive stock option will be intended to comply with the requirements of Section 422 of the Internal Revenue Code. Only options granted to our employees can qualify for incentive stock option treatment.

Each stock option shall expire at such time as the Administrator shall determine at the time of grant. No stock option shall be exercisable later than the tenth anniversary of its grant. A stock option may be exercised in whole or in installments. A stock option may not be exercisable for a fraction of a share. Shares of common stock purchased upon the exercise of a stock option must be paid for in full at the time of exercise in cash, the cancellation of shares of common stock issuable under the stock option or such other consideration determined by the Administrator.

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Stock Appreciation Rights. A stock appreciation right (“SAR”) is the right to receive a payment equal to the excess of the fair market value of a specified number of shares of common stock on the date the SAR is exercised over the exercise price of the SAR. The exercise price for each SAR shall not be less than 100% of the fair market value of the common stock on the date of grant, and the term of an SAR shall be no more than ten years from the date of grant. At the discretion of the Administrator, the payment upon an SAR exercise may be in cash, in shares equivalent thereof, or in some combination thereof.

Upon exercise of a SAR, the participant shall be entitled to receive payment from the Company in an amount determined by multiplying the excess of the fair market value of a share of common stock on the date of exercise over the exercise price of the SAR by the number of shares with respect to which the SAR is exercised.

Restricted Stock and Restricted Stock Units. Restricted stock and restricted stock units may be awarded or sold to participants under such terms and conditions as shall be established by the Administrator. Restricted stock and restricted stock units shall be subject to such restrictions as the Administrator determines, including a prohibition against sale, assignment, transfer, pledge or hypothecation, and a requirement that the participant forfeit such shares or units in the event of termination of employment. A restricted stock unit provides a participant the right to receive payment at a future date after the lapse of restrictions or achievement of performance criteria or other conditions determined by the Administrator.

Performance Stock. The Administrator shall designate the participants to whom long-term performance stock/units are to be awarded and determine the number of shares, the length of the performance period and the other vesting terms and conditions of each such award. Each award of performance stock/units shall entitle the participant to a payment in the form of shares/units of common stock upon the attainment of performance criteria and other vesting terms and conditions specified by the Administrator. The Administrator may, in its discretion, make a cash payment equal to the fair market value of shares of common stock otherwise required to be issued to a participant pursuant to a performance stock award.

All awards made under the Restated Plan may be subject to vesting and other contingencies as determined by the Administrator and will be evidenced by agreements approved by the Administrator which set forth the terms and conditions of each award.

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New Plan Benefits

Because the 2017 Plan is discretionary, benefits to be received by individual participants are not determinable. To date, no grants have been made under the 2017 Plan with respect to the additional shares that are subject to this proposal.

Duration, Amendment, and Termination

Unless sooner terminated by the Board, the Amended Plan will terminate not later than ten years after its approval by our Board. The Board may amend, alter, suspend or terminate the Amended Plan at any time or from time to time without stockholder approval or ratification, unless necessary and desirable to comply with applicable law. However, before an amendment may be made that would adversely affect a participant who has already been granted an award; the participant’s consent must be obtained.

Federal Income Tax Consequences

The following is a general summary of the federal income tax treatment of stock options, which are authorized for grant under the Restated Plan, based upon the provisions of the Code as of the date of this Proxy Statement. Non-U.S. residents should consult with their tax adviser regarding the specific tax consequences as a result of the grant of awards under the Restated Plan in their country of origin. This summary is not intended to be exhaustive and the exact tax consequences to any award holder depend upon his or her particular circumstances and other facts. Restated Plan participants should consult their tax advisor with respect to any state, local and non-U.S. tax considerations or relevant federal tax implications of options granted under the Restated Plan.

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Incentive Stock Options. An option holder recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option that qualifies under Section 422 of the Code. Option holders who neither dispose of their shares within two years of the date that the option was granted or within one year following the exercise of the option, normally recognize a capital gain or loss on the sale of the shares equal to the difference, if any, between the sale price and the purchase price of the shares. If an option holder satisfies these holding periods, on the sale of the shares, we are not entitled to any deduction for federal income tax purposes. Where an option holder disposes of shares within two years after the date of grant of those options or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the exercise date and the option exercise price (which is not to exceed the gain realized on the sale, if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) is taxed as ordinary income at the time of disposition. Any gain in excess of that amount is a capital gain. If a loss is recognized, there is no ordinary income, and such loss is a capital loss. Any ordinary income recognized by the option holder on the disqualifying disposition of the shares generally results in a deduction by us for federal income tax purposes.

Non-statutory Stock Options. Options not designated or qualifying as incentive stock options are non-statutory stock options having no special tax status. An option holder generally recognizes no taxable income as a result of the grant of the option. On the exercise of a non-statutory stock option, the option holder normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the exercise date. Where the option holder is an employee, such ordinary income generally is subject to withholding of income and employment taxes. On the sale of shares acquired by the exercise of a non-statutory stock option, any gain or loss (based on the difference between the sale price and the fair market value on the exercise date), is taxed as a capital gain or loss. No tax deduction is available to us with respect to the grant of a non-statutory stock option or the sale of the stock acquired pursuant to such grant. We should generally be entitled to a deduction equal to the amount of ordinary income recognized by the option holder as a result of the exercise of a non-statutory stock option.

Deductibility of Compensation. Section 162(m) of the Code limits deductibility of certain compensation to $1 million per year for the Company’s chief executive officer and certain other executive officers. Prior to changes in tax law taking effect in 2018, there was an exception to the $1 million limitation for performance-based compensation, including stock options, meeting certain requirements. It was originally intended that compensation arising from awards granted under the 2017 Plan would be eligible to qualify as performance-based compensation under Section 162(m) of the Code; however, effective for taxable years beginning after December 31, 2017, compensation to our chief executive officer and certain other executive officers will not be deductible unless it qualifies for transition relief applicable to certain arrangements in place as of November 2, 2017.

Vote Required and Board Recommendation

The approval of the Restated Plan requires a majority of the votes cast, whether in person or represented by proxy, to vote FOR this proposal. Abstentions and “broker non-votes” will each be counted as present for purposes of determining the presence of a quorum, but will have no effect on the outcome of the vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE TO APPROVE THE AMENDMENT AND RESTATEMENT OF THE 2017 PURE BIOSCIENCE EQUITY INCENTIVE PLAN.

PROPOSAL FIVE

APPROVAL OF AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK

The Company’s Certificate of Incorporation currently authorizes the Company to issue a total of 105,000,000 shares, consisting of 100,000,000 shares of Common stock, and 5,000,000 shares of preferred stock. Our Board is requesting stockholder approval of an amendment to the Certificate of Incorporation (the “Charter”) to increase the authorized number of shares of Common Stock from 100,000,000 shares to 150,000,000 shares (the “Charter Amendment”). The Company is not seeking any change to the number of shares of authorized preferred stock.

If the stockholders approve the Charter Amendment, we will file a Certificate of Amendment to our Certificate of Incorporation to amend and replace the first two paragraphs of Article IV, in their entirety, to read as follows:

“The total number of shares of stock that the corporation shall have authority to issue is 155,000,000, consisting of the following:

150,000,000 shares of Common Stock, par value $0.01 per share. Each share of Common Stock shall entitle the holder thereof to one (1) vote on each matter submitted to a vote at a meeting of stockholders.”

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Except for the first two paragraphs of Article IV, all of the remaining provisions in the Certificate of Incorporation will remain in full force and effect without change. This description is qualified by the full text of the Charter Amendment that is attached as Appendix B to this Proxy Statement.

The additional Common Stock to be authorized by adoption of the Charter Amendment would have rights identical to the currently outstanding Common Stock of the Company. Adoption of the proposed Charter Amendment would not affect the rights of the holders of currently outstanding Common Stock of the Company, except for effects incidental to increasing the number of shares of the Company’s Common Stock outstanding, such as dilution of the earnings per share and voting rights of current holders of Common Stock. Though the increase in authorized Common Stock could make more difficult or discourage attempts to obtain control of the Company, thereby having an implicit anti-takeover effect, neither it nor the Board views this as an anti-takeover mechanism. The increase in authorized shares of Common Stock is not being proposed in response to any known threat to acquire control of the Company.

Current Usage of Authorized Common Stock

In addition to the 87,072,963 shares of Common Stock outstanding on the record date of November 25, 2020, there were:

●	9,432,875 shares of Common Stock issuable upon the vesting and exercise of stock options outstanding;

●	2,012,500 shares of Common Stock issuable upon the vesting and settlement of outstanding restricted stock units;

●	327,765 shares of our Common Stock issuable upon the exercise of outstanding warrants; and

●	214,000 shares of Common Stock available for issuance pursuant to the 2007 and 2017 Equity Incentive Plans.

Therefore, as of November 25, 2020, there were 99,060,103 shares of Common Stock outstanding or reserved out of the total 100,000,000 authorized shares of Common Stock under our existing Certificate of Incorporation.

Additionally, although we are authorized to issue 5,000,000 shares of preferred stock, there were no shares of preferred stock outstanding as of November 25, 2020.

Purpose of the Charter Amendment

We have financed our operations primarily through public and private offerings of securities, debt financing, and revenue from product sales and license agreements. Until we can continually generate positive cash flow from operations, we will need to continue to fund our operations with the proceeds of offerings of our equity and debt securities. We will need additional capital to further fund product development and the implementation of our business plan. We intend to cover our future operating expenses through cash on hand, revenue derived from product sales, and through the issuance of additional equity or debt securities. Depending on market conditions, we cannot be sure that additional financing will be available when needed or that, if available, financing will be obtained on terms favorable to us or to our stockholders.

Over the past several years, we have utilized similar facilities to fund our operations. During the year ended July 31, 2020, we raised net proceeds of approximately $2.8 million through the sale of 9,758,619 shares of our common stock in private placement offerings. During the year ended July 31, 2019, we raised net proceeds of approximately $2.2 million through the sale of 5,802,927 shares of our common stock in private placement offerings and received $840,000 from the exercise of 2,399,999 warrants. During the year ended July 31, 2018, we raised net proceeds of approximately $2.6 million through the sale of 4,914,505 warrants.

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If the Charter Amendment is approved, the newly authorized shares would be unreserved and available for issuance upon the approval of the Board at such times, in such amounts, and upon such terms as the Board may determine. Although our Board has no present plans or proposals to issue the additional shares of common stock that would be authorized by the Charter Amendment, we believe that the proposed increase in the number of authorized shares of common stock is desirable in order to enhance our flexibility in taking possible future actions, such as raising additional equity capital to support the Company’s business plan and operations, stock-based acquisitions, equity compensation awards or other corporate purposes.

The proposed amendment will allow the Company to accomplish these objectives without further stockholder approval, unless such approval is expressly required by applicable law. By approving the increase now, in advance of any specific need or plans, we will be able to act in a timely manner when such a need arises or when our Board believes it is in the best interests of the Company and our stockholders to take action, without the delay and expense that would be required at that time to obtain stockholder approval of such an increase as a special meeting of stockholders.

If our stockholders do not approve the Charter Amendment, we may not be able to access the capital markets and raise the capital necessary to execute on our business plan; attract, retain and motivate our employees; or pursue other business opportunities integral to our growth and success.

Effectiveness of the Charter Amendment

Our Board has approved the Charter Amendment. If the Charter Amendment is approved at the 2021 Annual Meeting, the Company intends to promptly file the Certificate of Amendment with the Secretary of State of the State of Delaware. The Charter Amendment will become effective upon filing of the Certificate of Amendment with the Secretary of State of the State of Delaware.

Vote Required

The affirmative vote of the holders of a majority of the shares of common stock outstanding on the record date will be required to approve the Charter Amendment. Abstentions will be counted as present for the purposes of determining the presence of a quorum, but will have the same effect as an “against” vote on the proposal.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF APPROVING AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK FROM 100,000,000 SHARES TO 150,000,000 SHARES.

EXECUTIVE OFFICERS

Information Regarding Our Executive Officers

Information with respect to our current named executive officers is shown below. Since Tom Y. Lee also serves as a member of the Board, his executive officer biography is set forth under “Nominees for Directors” above.

Name	Age	Position(s) Held	Position(s) Held Since
Tom Y. Lee	72	Chief Executive Officer	2019
Mark Elliott	45	Vice President, Finance	2015
Tom Myers	68	Chief Operating Officer	2018

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Mark S. Elliott was appointed as our Vice President, Finance on July 31, 2015. Prior to his appointment, he served as our corporate controller since May 2006, and has been responsible for managing all accounting and regulatory reporting activities and for establishing all current financial and reporting systems. Prior to joining PURE in 2004, Mr. Elliott worked in government accounting. He earned a Bachelor’s of Science, Business Administration-Accountancy at California State University-San Marcos.

Tom Myers was appointed as our Chief Operating Officer on October 4, 2018 had been serving as the Company’s Executive Vice President, Technical Support and Services since September 2016 and had previously served as Executive Vice President, Marketing and Product Development since August 2011 when he joined the Company. In his previous role, Mr. Myers led the implementation and application of the Company’s SDC-based technology in customer facilities, the development of the Company’s food transport sanitation solution and other marketing and sales efforts. Prior to joining the Company, Mr. Myers served as the President and Principal of Idaho Milk Products. Mr. Myers has also held executive management roles at Weider Nutrition International, Puritan Quartz Pharmaceuticals, FruitSource Associates and FruitSource Confections, Nancy’s Specialty Foods, Izaki Glico and Berkshire Hathaway Corporation. Mr. Myers holds a Bachelor of Science degree from California State University Long Beach.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth a summary of cash and non-cash compensation awarded, earned or paid for services rendered to us during the fiscal years ended July 31, 2020 and July 31, 2019 by our named executive officers, consisting of (i) each individual serving as principal executive officer during the fiscal year ended July 31, 2020 and (ii) our other two most highly compensated officers serving during the fiscal year ended July 31, 2020.

Name and Principal Position	Fiscal Year	Salary ($)(1)	Bonus	Option Awards ($)(2)		Stock Awards ($)(3)			All Other Compensation ($)(4)	Total Compensation ($)
Tom Y. Lee	2020	$—	—	$242,000	(5)	$			$46,000	$288,000
Chief Executive Officer	2019	$—	—	$—		$			$—	$—
Mark S. Elliott	2020	$125,000	—	$106,000	(6)		$—		$—	$231,000
Vice President Finance	2019	$180,000	—	$—			$—		$—	$180,000
Tom Myers	2020	$200,000	—	$88,000	(7)		$247,000	(8)	$—	$535,000
Chief Operating Officer	2019	$200,000	—	$—			$130,000	(9)	$—	$330,000
Henry R. Lambert	2020	$25,000	—	$—			$—		$58,000	$83,000
Former Chief Executive Officer (10)	2019	$175,000	—	$—			$99,000	(11)	$—	$274,000

(1)	Amounts reflect salary earned during the respective fiscal years. In August 2019, Mr. Elliott’s base salary was reduced from $180,000 to $125,000 per year.

(2)	Amounts for the years ended July 31, 2020 and 2019 reflect the grant date fair value for financial statement reporting purposes with respect to stock options granted during the respective fiscal years, calculated in accordance with authoritative guidance.

(3)	Amounts for the years ended July 31, 2020 and 2019 reflect the grant date fair value for financial statement reporting purposes with respect to stock awards granted during the respective fiscal years, calculated in accordance with authoritative guidance.

(4)	Represents $40,000 in Board fees and $6,000 for medical insurance payments reimbursed to Mr. Lee. Represents $58,000 paid to Mr. Lambert for consulting services.

(5)	Represents four awards consisting of options to purchase seven hundred thousand (700,000) shares of common stock.

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(6)	Represents two awards consisting of options to purchase three hundred thousand (300,000) shares of common stock.

(7)	Represents two awards consisting of options to purchase two hundred fifty thousand (250,000) shares of common stock.

(8)	Represents an award consisting of five hundred thousand (500,000) RSUs.

(9)	Represents an award consisting of two hundred sixty two thousand five hundred (262,500) RSUs.

(10)	Mr. Lambert retired as Chief Executive Officer and President of the Company and from our Board and entered into a consulting role pursuant to a consulting agreement effective as of August 7, 2019.

(11)	Represents an award consisting of two hundred thousand (200,000) RSUs.

Narrative to Summary Compensation Table

The compensation program established for the Company’s executive officers consisted of the following elements:

Base Salary: The base salaries of our named executive officers depend on their job responsibilities, the market rate of compensation paid by companies in our industry for similar positions, our financial position and performance, and the strength of our business. Base salaries provide a fixed means of compensation in order to attract and retain talent. Mr. Lee received no base salary as Chief Executive Officer during the fiscal year ended July 31, 2020. Mr. Elliott’s salary was $125,000 per year during the fiscal year ended July 31, 2020. The base salary for Mr. Myers was $200,000 per year during the fiscal year ended July 31, 2020.

Performance-Based Cash Awards: As part of the Company’s executive compensation program, our executive officers are eligible to receive performance-based cash awards. The annual performance-based cash awards are based on the executive officer’s individual performance and the Company’s actual performance compared to the corporate goals approved by the Board and the Compensation Committee. Following the end of each fiscal year, the Board and the Compensation Committee is responsible for determining the bonus amount payable to an executive officer based on that executive officer’s individual performance during the fiscal year and its determination of the Company’s actual performance compared to the corporate goals established for that fiscal year. Due to the Company’s limited financial resources and performance, our named executive officers did not receive any performance-based cash bonuses for the years ended July 31, 2020 and 2019.

Long-Term Equity Awards: Equity ownership by our executive officers and key employees encourages them to create long-term value and aligns their interests with those of our stockholders. As a result, our executive compensation program provides for the issuance of stock options and restricted stock units (“RSUs”) as determined by the Compensation Committee and our Board.

During the fiscal year ended July 31, 2020, the Compensation Committee authorized the issuance of 1,250,000 stock options and 500,000 RSUs to our named executive officers. Each stock option and RSU represents the right to receive one share of common stock, issuable at the time the stock option vests and the RSUs settle, as set forth in the respective stock option and RSU agreements. The breakdown is as follows:

●	Tom Y. Lee Option Awards: The Board granted Mr. Lee awards consisting of options to purchase seven hundred thousand (700,000) shares of common stock. 500,000 options vest quarterly over one year. The remaining 200,000 options vest quarterly over two years. All 700,000 options have a ten-year term

●	Tom Myers Option Awards: The Board granted Mr. Myers awards consisting of options to purchase two hundred fifty thousand (250,000) shares of common stock. The options have a ten-year term and vest in four quarterly installments.

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●	Mark Elliott Option Awards: The Board granted Mr. Elliott awards consisting of options to purchase three hundred thousand (300,000) shares of common stock. The options have a ten-year term and vest in four quarterly installments.

●	Tom Myers RSU Award: The Board granted Mr. Myers an award consisting of five hundred thousand (500,000) RSUs. The RSU vest in equal installments over a three year period and carry a ten year term.

Outstanding Equity Awards at Year-End

The following table provides a summary of all equity awards held by our named executive officers that were outstanding as of July 31, 2020.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date		Number of shares or Units of stock that have not vested(#)	Market Value of shares or Units of stock that have not vested ($)(1)
Tom Y. Lee	87,500	262,500	$0.79	5/15/2030	(2)
	50,000	150,000	$0.33	1/29/2030	(2)	—	$—
	37,500	112,500	$0.29	10/1/2029	(2)	—	$—
	100,000	—	$0.78	2/26/2023	(3)	—	$—
	200,000	—	$1.19	6/22/2027	(4)	—	$—
	100,000	—	$0.88	3/1/2022	(4)	—	$—
	100,000	—	$1.05	5/27/2021	(5)	—	$—
Mark Elliott	37,500	112,500	$0.33	1/29/2030	(6)	—	$—
	—	150,000	$0.79	5/15/2030	(6)	—	$—
	150,000	—	$0.78	2/26/2023	(7)	—	$—
	150,000	—	$0.88	3/1/2022	(8)	—	$—
	150,000	—	$1.15	5/11/2021	(9)	—	$—
	6,875	—	$6.72	7/14/2021		—	$—
	10,000	—	$0.86	1/24/2023		—	$—
Tom Myers						500,000	$715,000	(10)
	31,250	93,750	$0.33	1/29/2030	(11)	—	$—
	—	125,000	$0.79	5/15/2030	(11)	—	$—
	100,000	—	$0.78	2/26/2023	(12)	—	$—
	100,000	—	$0.88	3/1/2022	(13)	—	$—
	100,000	—	$1.15	5/11/2021	(14)	—	$—
	40,000	—	$0.73	2/6/2023		—	$—

(1)	The market value was determined by multiplying the number of shares underlying the awards by the closing price for our common stock on July 31, 2020, which was $1.43.

(2)	During the year ended July 31, 2020, we granted Mr. Lee awards consisting of an options to purchase seven hundred thousand (700,000) shares of common stock. 500,000 options vest quarterly over one year. The remaining 200,000 options vest quarterly over two years. All 700,000 options have a ten-year term

(3)	During the year ended July 31, 2018, we granted Mr. Lee a five year award consisting of an option to purchase one hundred thousand (100,000) shares of common stock. 50% of the option vested January 15, 2019 with the remaining 50% vesting on January 15, 2020.

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(4)	During the year ended July 31, 2017, we granted Mr. Lee a ten year award consisting of an option to purchase two hundred thousand (200,000) shares of common stock. 50% of the option vested January 15, 2018 with the remaining 50% vesting on January 15, 2019. In addition, during the year ended July 31, 2017, we granted Mr. Lee an award consisting of an option to purchase one hundred thousand (100,000) shares of common stock. The option has a five-year term and vests in four quarterly installments.

(5)	During the year ended July 31, 2016, we granted Mr. Lee an award consisting of an option to purchase one hundred thousand (100,000) shares of common stock. The option has a five-year term and vests in four quarterly installments.

(6)	During the year ended July 31, 2020, we granted Mr. Elliott awards consisting of an options to purchase three hundred thousand (300,000) shares of common stock. The options have a five-year term and vest in four quarterly installments.

(7)	During the year ended July 31, 2018, we granted Mr. Elliott an award consisting of an option to purchase one hundred fifty thousand (150,000) shares of common stock. The option has a five-year term and vests in four quarterly installments.

(8)	During the year ended July 31, 2017, we granted Mr. Elliott an award consisting of an option to purchase one hundred fifty thousand (150,000) shares of common stock. The option has a five-year term and vests in four quarterly installments.

(9)	During the year ended July 31, 2016, we granted Mr. Elliott an award consisting of an option to purchase one hundred fifty thousand (150,000) shares of common stock. The option has a five-year term and vests in four quarterly installments.

(10)	During the year ended July 31, 2020, we granted Mr. Myers an award consisting of five hundred thousand (500,000) RSUs. The RSU vest in equal installments over a three year period and carry a ten year term.

(11)	During the year ended July 31, 2020, we granted Mr. Myers awards consisting of an options to purchase two hundred fifty thousand (250,000) shares of common stock. The options have a five-year term and vest in four quarterly installments.

(12)	During the year ended July 31, 2018, we granted Mr. Myers an award consisting of an option to purchase one hundred thousand (100,000) shares of common stock. The option has a five-year term and vests in four quarterly installments.

(13)	During the year ended July 31, 2017, we granted Mr. Myers an award consisting of an option to purchase one hundred thousand (100,000) shares of common stock. The option has a five-year term and vests in four quarterly installments.

(14)	During the year ended July 31, 2016, we granted Mr. Myers an award consisting of an option to purchase one hundred thousand (100,000) shares of common stock. The option has a five-year term and vests in four quarterly installments.

During the year ended July 31, 2020, Messrs. Lee, Elliott and Myers had 212,500, 37,500 and 31,250 option awards vest, respectively. The respective value on vesting was $51,000, $8,000 and $7,000 respectively.

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Employment Agreements; Potential Payments Upon Termination or a Change in Control for Current Executive Officers

Agreement with our former Chief Executive Officer.

Effective August 7, 2019, Henry R. Lambert retired as Chief Executive Officer and President of the Company and from our Board and entered into a consulting role pursuant to a consulting agreement effective as of August 7, 2019 (the “Lambert Consulting Agreement”). The following provides a description of Mr. Lambert’s employment agreement during the fiscal years ended July 31, 2019 and 2018. A description of the Consulting Agreement follows below.

On September 10, 2013, we appointed Henry R. Lambert to serve as Chief Executive Officer and a member of the Board. The terms of Mr. Lambert’s employment agreement provides that he was entitled to an annual base salary. The annual base salary of Mr. Lambert was $350,000 until April 1, 2018 when his base salary was reduced to $175,000.

The employment agreement provides that, during the term of the agreement, Mr. Lambert was eligible for equity compensation grants to be awarded at the discretion of the Compensation Committee and the Board, and also provided for annual bonus targets equal to, as applicable, 50% of Mr. Lambert’s current annual base salary, to be awarded at the sole discretion of the Compensation Committee and the Board. Additionally, pursuant to the terms of Mr. Lambert’s employment agreement, we granted Mr. Lambert 500,000 RSUs, 200,000 of which subsequently expired by their terms. The award agreement for the 500,000 RSUs had provided Mr. Lambert with the right to require us to pay his state and federal withholding and other employment taxes upon the vesting and settlement of these RSUs in exchange for Mr. Lambert cancelling that number of shares of common stock having a value equal to the tax obligations we pay on his behalf. In December 2016, we entered into an RSU Cancellation Agreement with Mr. Lambert and our other officers and directors who received restricted stock unit awards (the “RSUs”) in October 2013 as compensation for their continued services to us over a required vesting period. Mr. Lambert in his individual capacity, voluntarily agreed to cancel his RSUs based on his determination that cancelling the RSUs would be in the best interests of the Company and our stockholders. Mr. Lambert reached this conclusion in order to conserve our available cash resources and to reduce pressure on our stock price.

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In January 2017, we entered into an amendment (the “First Amendment”) to Mr. Lambert’s employment agreement. The employment agreement, as amended, provided for certain compensation to be paid to Mr. Lambert if his employment was terminated by the Company without cause or terminated by the executive for good reason or there occurs a Change in Control of the Company. However, in September 2018, we entered into a second amendment (the “Second Amendment”) to Mr. Lambert’s employment agreement, pursuant to which Mr. Lambert agreed to reduce the severance payments he was entitled to receive if he was terminated by the Company without cause or he terminates his employment for good reason. Under the employment agreement as amended by the first amendment, he was entitled to receive 24 months of base salary plus a $1,000,000 lump sum payment. Under the Second Amendment, he was entitled to receive six months of base salary. In addition, under the Second Amendment, Mr. Lambert agreed to waive his rights to: (i) receive 24 months of base salary plus a $1,000,000 lump sum payment in the event he is terminated in connection with or following a change in control of the Company and (ii) receive “gross-up” payments from the Company in the event any payment or distribution he receives from the Company is subject to an excise tax under Section 4999 of the Internal Revenue Code.

Under the Second Amendment, the term of Mr. Lambert’s employment with the Company was extended to June 30, 2020. During such term, Mr. Lambert’s employment with the Company was to remain “at-will.” Either party could terminate Mr. Lambert’s employment early, for any or no reason, and with or without cause, by providing the other party with 30 days’ advance written notice. Additionally, the Second Amendment provided that Mr. Lambert would be entitled to accelerated vesting of his outstanding equity awards, and a period of 12 months to exercise any outstanding stock options, if his employment was terminated at the expiration of his employment term on June 30, 2020.

On June 22, 2017, we granted Mr. Lambert (i) 200,000 RSUs for Common Stock and (ii) an option to purchase 400,000 shares of Common Stock, which were granted outside the Company’s 2007 Amended and Restated Equity Incentive Plan pursuant to an RSU Agreement and Option Agreement, respectively. The RSU Agreement and Option Agreement provide that 25% of the RSUs and Options vest on December 31, 2018, and the remainder vest in three equal annual installments thereafter and any unvested shares are subject to accelerated vesting in connection with a termination without Cause or resignation for Good Reason, upon grantee’s death or Complete Disability or upon a Change in Control (as the terms are defined in the RSU Agreement and Option Agreement as applicable). Additionally, the RSUs settle on the earlier (i) ten years from the date of grant, (ii) 60 days after the date that the grantee’s service ceases for any reason, (iii) the date of the grantee’s death or Complete Disability or (iv) a Change in Control. The consulting agreement we entered into with Mr. Lambert provided that such unvested RSUs and options vested.

On August 13, 2018, we granted Mr. Lambert an award consisting of two hundred thousand (200,000) RSUs. 50% of the RSUs were to vest on December 15, 2019 with the remaining 50% vesting on December 15, 2020. The consulting agreement we entered into with Mr. Lambert provided that such unvested RSUs vested.

The foregoing description of the employment agreement, as amended, does not purport to be complete and is qualified in its entirety by the terms and conditions of the employment agreement filed as Exhibit 10.33 to the Annual Report on Form 10-K for the year ended July 31, 2013 filed with the SEC on October 24, 2013, Exhibit 99.1 to the Current Report on Form 8-K filed with the SEC on January 20, 2017 and Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on September 7, 2018, which are incorporated herein by reference. The foregoing description of the RSU Agreement and Option Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of such RSU Agreement and Option Agreement filed as Exhibits 99.1 and 99.2, respectively, to the Current Report on Form 8-K filed with the SEC on June 23, 2017, which are incorporated herein by reference.

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Consulting Agreement with our former Chief Executive Officer

Pursuant to the terms of the Lambert Consulting Agreement, Mr. Lambert’s employment agreement as amended was terminated. The Lambert Consulting Agreement provides that Mr. Lambert will provide consulting services to the Company for a four (4) month period following August 7, 2019; provided, however, that if the Company achieves Cash Flow Breakeven (as defined in the Lambert Consulting Agreement) during such four (4) month period, the term of the consultancy shall extend an additional two (2) months. Mr. Lambert will receive $14,583 per month during the term of his consultancy. Additionally, in connection Mr. Lambert signing a release in favor of the Company, the vesting of his outstanding stock options and other equity-based awards accelerated notwithstanding any vesting terms of such stock options and other equity-based awards.

The Lambert Consulting Agreement also requires Mr. Lambert to comply with restrictions and covenants in favor of the Company, including confidentiality, non-compete and non-solicitation provisions.

The foregoing summary of the Lambert Consulting Agreement, including the associated exhibits, does not purport to be complete, and is qualified in its entirety by reference to the full text thereof, a copy of which is filed as Exhibit 10.1 to a Current Report on a Form 8-K filed with the Securities and Exchange Commission on July 12, 2019, and incorporated herein by reference.

Code Section 162(m) Provisions

Section 162(m) of the U.S. Internal Revenue Code, or the Code, generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to the Chief Executive Officer or any of the four most highly compensated officers. Prior to changes in tax law taking effect in 2018, there was an exception to the $1.0 million limitation for performance-based compensation, including stock options, meeting certain requirements. Before such amendments we had not adopted a policy that all compensation must qualify as deductible under Section 162(m) of the Code. The exemption from the Section 162(m) deduction limit for performance-based compensation has been repealed, effective for taxable years beginning after December 31, 2017, such that compensation paid to our Chief Executive Officer and certain other executive officers in excess of $1.0 million will not be deductible unless it qualifies for transition relief applicable to certain arrangements in place as of November 2, 2017.

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DIRECTOR COMPENSATION

Compensation of Directors

Our directors play a critical role in guiding our strategic direction and overseeing the management of our Company. Ongoing developments in corporate governance and financial reporting have resulted in an increased demand for such highly qualified and productive public company directors. The many responsibilities and risks and the substantial time commitment of being a director of a public company require that we provide adequate incentives for our directors’ continued performance by paying compensation commensurate with our directors’ workload. Our non-employee directors are compensated based upon their respective levels of Board participation and responsibilities, including service on Board committees.

Our director compensation is overseen by the Compensation Committee, which makes recommendations to our Board of Directors on the appropriate structure for our non-employee director compensation program and the appropriate amount of compensation to offer to our non-employee directors. Our Board of Directors is responsible for final approval of our non-employee director compensation program and the compensation paid to our non-employee directors. The Compensation Committee did not retain a compensation consultant to review the compensation of our directors during fiscal year 2019 given the Company’s cash constraints.

Non-Employee Director Compensation

For Fiscal 2020, each non-employee director of the Company receives an annual fee of $40,000 payable for such director’s service on the Board.

Members of the Audit Committee and Compensation Committee do not receive any additional fee for committee participation.

Annual fees are accrued to each non-employee director in four equal installments on a quarterly basis. Any non-employee directors serving a portion of the year are entitled to receive such fees on a pro rata basis based on their length of service during the year.

Additionally, new members of the Board are entitled to receive stock options in an amount to be determined by the Compensation Committee or the Board.

During the fiscal year ended July 31, 2020, Messrs. Chen and Okuno received options to purchase 250,000 and 200,000 shares of common stock. The options vest fifty percent (50%) on the date of the next annual meeting and fifty percent (50%) on the date of the following year’s annual meeting.

In the past, our Board has approved each year, generally in the first or second calendar quarter of the year, an annual option or stock grant for our non-employee directors. Any such grant is at the discretion of the Board, which considers the recommendation of our Compensation Committee. Upon the Board’s approval of any such grant, each non-employee director generally may elect whether to receive the grant as an option or stock award.

Reimbursement: Our directors are entitled to reimbursement for their reasonable travel and lodging expenses for attending Board and Board Committee meetings.

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Director Compensation Table

The following table sets forth compensation earned in the fiscal year ended July 31, 2020 by each of our non-employee directors who are not named executive officers.

	Fees Earned or
	Paid in Cash	Option Awards	All Other Compensation	Total Compensation
Name	($)	($)(1)	($)	($)
Ivan Chen	$40,000	$86,000	—	$126,000
Dale Okuno(2)	$40,000	$69,000	—	$109,000

(1) Amounts for the year ended July 31, 2020 reflect the grant date fair value for financial statement reporting purposes with respect to stock options granted during the fiscal year, calculated in accordance with authoritative guidance.

(2) Mr. Okuno is not being nominated for reelection to the Board of Directors at our annual meeting of shareholders to be held in January 2021.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides information regarding the beneficial ownership of our common stock as of October 12, 2020, or the Evaluation Date, by: (i) each of our current directors, (ii) each of our named executive officers as set forth in Item 11 of this Annual Report, (iii) all such directors and executive officers as a group and (iv) our five percent or greater stockholders. The table is based upon information supplied by our officers, directors and principal stockholders and a review of Schedules 13D and 13G, if any, filed with the SEC. Unless otherwise indicated in the footnotes to the table and subject to community property laws where applicable, we believe that each of the stockholders named in the table has sole voting and investment power with respect to the shares indicated as beneficially owned.

Applicable percentages are based on 87,072,951 shares outstanding as of the Evaluation Date, adjusted as required by rules promulgated by the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of our common stock issuable pursuant to the exercise of stock options or warrants or settlement of restricted stock units that are either immediately exercisable or exercisable within 60 days of the Evaluation Date. These shares are deemed to be outstanding and beneficially owned by the person holding those securities for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Name (1)	Number of Shares Beneficially Owned		Percent of Common Stock
Tom Y. Lee	22,637,263	(2)	25.73%
Mark S. Elliott	614,225	(3)	*	%
Tom Myers	687,600	(4)	*	%
Dale Okuno	7,222,264	(5)	8.28%
Ivan Chen	712,500	(6)	*	%
All of our named executive officers and directors as a group (5 persons)	31,873,852	(7)	35.54%

*	Indicates less than one percent of the outstanding shares of the Company’s common stock.

(1)	Unless, noted below, the address for each person listed in the table is c/o PURE Bioscience, Inc., 9669 Hermosa Avenue Rancho Cucamonga, California 91730

(2)	Consists of 750,000 shares of common stock subject to options currently exercisable or exercisable within 60 days of the Evaluation Date, and 21,887,263 shares of common stock held directly by Mr. Lee and his spouse.

(3)	Consists of 541,875 shares of common stock subject to options currently exercisable or exercisable within 60 days of the Evaluation Date, and 72,350 shares of common stock held directly by Mr. Elliott.

(4)	Consists of 367,500 shares of common stock subject to options currently exercisable or exercisable within 60 days of the Evaluation Date, and 320,100 shares of common stock held directly by Mr. Myers.

(5)	Consists of 150,000 shares of common stock subject to options currently exercisable or exercisable within 60 days of the Evaluation Date, and 7,072,264 shares of common stock held directly by Mr. Okuno.

(6)	Consists of 262,500 shares of common stock subject to options currently exercisable or exercisable within 60 days of the Evaluation Date, and 450,000 shares of common stock held directly by Mr. Chen.

(7)	Consists of 2,071,875 shares of common stock subject to options currently exercisable or exercisable within 60 days of the Evaluation Date and 29,801,977 shares of common stock, held by all directors and executive officers as a group.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Act”), requires our executive officers and directors and persons who beneficially own more than 10% of our Common Stock to file initial reports of beneficial ownership and reports of changes in beneficial ownership with the SEC. Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms filed by such persons.

To the Company’s knowledge, other than as described below, no person who, during the fiscal year ended July 31, 2020, was a director or officer of the Company, or beneficial owner of more than ten percent of the Company’s Common Stock (which is the only class of securities of the Company registered under Section 12 of the Act), failed to file on a timely basis reports required by Section 16 of the Act during such fiscal year.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain Relationships and Related Transactions, and Director Independence

Except as described below and other than Board or employment relationships and compensation resulting from those employment relationships, no director, executive officer, 5% stockholder or immediate family member of any of the foregoing, was a party to any transaction or series of transactions since August 1, 2018 (the beginning of the year ended July 31, 2019), or is to be a party to any currently proposed transaction or series of proposed transactions, in which (i) we were or are to be a participant, (ii) the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at fiscal year-end for the fiscal years ended July 31, 2020 and 2019, which is $41,000, and (iii) any director, executive officer, or immediate family member of any of the foregoing had or will have a direct or indirect material interest.

For information with respect to the compensation paid to our executive officers and directors, see heading “Executive Compensation” of this annual report.

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On July 29, 2019, we entered into a Sublease Agreement (the “Sublease”) with SwabPlus L.P. (“SwabPlus”), effective July 25, 2019, pursuant to which we will sublease certain office and industrial space for our corporate headquarters. The premises are located in Rancho Cucamonga, California. Pursuant to the terms of the Sublease, the Company will pay SwabPlus rent of approximately $2,333 per month, plus additional payments for real property taxes, maintenance and repair and related expenses. We terminated the El Cajon lease and transitioned to the new premises in September 2019. We expect the Sublease to drastically reduce our operating expenses as compared to our operating expenses under our prior lease at the El Cajon facility (See Note 4 to these consolidated financial statements).

Tom Y. Lee, the Company’s Chief Executive Officer, Chairman of the Board and President, also serves as chairman of the board of directors and chief executive officer of SwabPlus. Mr. Lee also serves as president of Hermosa Property, Inc., the landlord of the premises subject to the Sublease. The Sublease was considered by the Company in accordance with the Company’s Related Party Transaction and Procedures Policy, and approved by the disinterested members of the Board.

Equity Transactions with our Directors and Officers

Since August 1, 2018, the Company has entered into the following equity investment transactions with its directors and officers:

●	On August 16, 2018, we completed a closing of a private placement financing to accredited investors. We raised approximately $1.5 million in net proceeds in the private placement financing and issued an aggregate of 3,333,964 shares of our common stock at a purchase price of $0.45 per share, including the conversion of approximately $0.5 million held in the form of a promissory note as of July 31, 2018. The shares issued in the private placement financing were issued pursuant to a securities purchase agreement entered into with the investors. Mr. Lee invested approximately $1.0 million through his affiliates, including approximately $0.5 million of cash and the conversion of existing indebtedness in the amount of approximately $0.5 million that was held in the form of a promissory note payable as of July 31, 2018.

●

On February 19, 2019, we entered into warrants amendments (each a “Warrant Amendment”, and together, the “Warrant Amendments”) with three holders of warrants to purchase the Company’s common stock issued in August 2014 (the “2014 Warrants”). The Warrant Amendments provided (i) for a reduction in the exercise price from $0.75 to $0.35 and (ii) that 2014 Warrants would expire unless otherwise exercised on the date of the Warrant Amendments. In connection with the execution of the Warrant Amendments, on February 19, 2019, the holders exercised the 2014 Warrants to purchase 2,399,999 shares of common stock for an aggregate exercise price of $840,000.

Tom Lee, the Company’s Chairman of the Board, and beneficial holder of a 2014 Warrant to purchase 2,133,333 shares of Common Stock, entered into a Warrant Amendment and exercised his 2014 Warrant for an aggregate exercise price of $746,666. Additionally, Dale Okuno, a member of the Company’s Board of Directors, and beneficial holder of a 2014 Warrant to purchase 213,333 shares of Common Stock, entered into a Warrant Amendment and exercised his 2014 Warrant for an aggregate exercise price of $74,666.

●	During May, June, July and October of 2019, we completed four closings (the “Closings”) of a private placement financings to accredited investors. We raised net proceeds of $1,546,000 in the Closings and issued an aggregate of 5,331,031 shares of our common stock at a purchase price of $0.29 per share. The shares issued in the private placement financing were issued pursuant to a securities purchase agreement entered into with the investors. Messrs. Tom Y. Lee, Dale Okuno and Ivan Chen, each of whom is an accredited investor and a member of the Company’s Board of Directors, invested $290,000, $500,000 and $35,000, respectively, in the private placement financings. Mr. Lee also serves as the Company’s President and Chief Executive Officer.

●	On March 9, 2020, we entered into a Securities Purchase Agreement with various accredited investors with respect to a private placement financing (the “Private Placement”) and simultaneously completed the closing of the Private Placement. We raised net proceeds of approximately $2,000,000 in the Private Placement for an aggregate of 6,896,551 shares of our common stock at a purchase price of $0.29 per share. The per share purchase price was approved by our Board of Directors on February 24, 2020 and represents a 20% discount to the closing price of the Company’s common stock on that date. Tom Y. Lee, Dale Okuno and Ivan Chen, each of whom are accredited investors and members of the Company’s Board of Directors, invested $650,500, $450,000 and $52,000, respectively, in the Private Placement. Mr. Lee also serves as the Company’s President and Chief Executive Officer.

Compensation of Our Current Directors and Executive Officers

For information with respect to the compensation offered to our current directors and executive officers, please see the descriptions under the headings “Executive Compensation” and “Director Compensation” in this proxy statement.

Related Party Transaction Policy and Procedures

Pursuant to our Related Party Transaction and Procedures, our executive officers, directors, and principal stockholders, including their immediate family members and affiliates, are prohibited from entering into a related party transaction with us without the prior consent of our Audit Committee or our independent directors. Any request for us to enter into a transaction with an executive officer, director, principal stockholder, or any of such persons’ immediate family members or affiliates, must first be presented to our Audit Committee for review, consideration and approval. In approving or rejecting the proposed agreement, our Audit Committee will consider the relevant facts and circumstances available and deemed relevant, including, but not limited, to the risks, costs and benefits to us, the terms of the transaction, the availability of other sources for comparable services or products, and, if applicable, the impact on a director’s independence. Our Audit Committee shall approve only those agreements that, in light of known circumstances, are in, or are not inconsistent with, our best interests, as our Audit Committee determines in the good faith exercise of its discretion.

Compensation Committee Interlocks and Insider Participation.

None of the members of our Compensation Committee are or have been an officer or employee of us. During fiscal 2020, 2019 and 2018, no member of our Compensation Committee had any relationship with us requiring disclosure under Item 404 of Regulation S-K, except as set forth above, none of our executive officers served on the Compensation Committee (or its equivalent) or board of directors of another entity any of whose executive officers served on our Compensation Committee or board of directors.

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OTHER MATTERS

The management of the Company is not aware of any matter to be acted upon at the Annual Meeting other than the matters described above. However, if any other matter properly comes before the Annual Meeting, the proxy holders will vote the proxies thereon in accordance with their best judgment on such matter.

STOCKHOLDER PROPOSALS FOR 2022 ANNUAL MEETING

Stockholders interested in submitting a proposal for consideration at our 2022 Annual Meeting of Stockholders must do so by sending such proposal to our Corporate Secretary at PURE Bioscience, Inc., 9669 Hermosa Avenue, Rancho Cucamonga, CA 91730 telephone (619) 596-8600. Under the SEC’s proxy rules (Rule 14a-8), the deadline for submission of proposals to be included in our proxy materials for the 2022 Annual Meeting is August 21, 2021. Accordingly, in order for a stockholder proposal to be considered for inclusion in our proxy materials for the 2022 Annual Meeting in accordance with the SEC’s proxy rules, any such stockholder proposal must be received by our Corporate Secretary on or before August 21, 2021, and comply with the procedures and requirements set forth in Rule 14a-8 under the Securities Exchange Act of 1934, as well as the applicable requirements of our Bylaws. Any stockholder proposal received after August 21, 2021 will be considered untimely, and will not be included in our proxy materials. In addition, stockholders interested in submitting a proposal outside of Rule 14a-8 must properly submit such a proposal in accordance with our Bylaws.

Our Bylaws require advance notice of business to be brought before a stockholders’ meeting, including nominations of persons for election as directors. Pursuant to our Bylaws, the date after which notice to the Company of a stockholder proposal submitted outside the process of Rule 14a-8 is considered timely is as follows, provided that such notice meets the information and other requirements set forth in our Bylaws:

●	A stockholder seeking to have a proposal included in the Company’s proxy materials must deliver written notice to the Company of such proposal between June 22, 2021 and August 22, 2021, unless the date of the 2022 Annual Meeting is more than 30 days before or after the one-year anniversary of the Annual Meeting, in which case such notice must be delivered to the Company on the later of the 90th day before the date of the 2022 Annual Meeting or the 15th day following the day on which public announcement of the date of the 2022 Annual Meeting is first made.

●	A stockholder not seeking inclusion of a proposal in the Company’s proxy materials must deliver written notice to the Company not less than 90 days before the date of the 2022 Annual Meeting.

If a stockholder that has notified the Company of its intention to present a proposal at the 2021 Annual Meeting does not appear or send a qualified representative to present his proposal at the 2022 Annual Meeting, the Company need not present the proposal for a vote at the 2022 Annual Meeting.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

We have adopted “householding,” a procedure approved by the SEC under which stockholders who share an address will receive a single copy of the Annual Meeting materials. This procedure reduces printing costs and mailing fees, while also reducing the environmental impact of the distribution of documents related to the Annual Meeting. If you reside at the same address as another PURE Bioscience stockholder and wish to receive a separate copy of the Annual Meeting materials, you may do so by making a written or oral request to: Attn: Corporate Secretary, PURE Bioscience, Inc., 9669 Hermosa Avenue, Rancho Cucamonga, Ca 91730, telephone (619) 596-8600. Upon your request, we will promptly deliver a separate copy to you. The Proxy Statement and our Annual Report are also available at www.proxyvote.com.

Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.

Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, please notify your broker directly. You may also call (800) 542-1061 or write to: Householding Department, Broadridge, 51 Mercedes Way, Edgewood, New York 11717, and include your name, the name of your broker or other nominee, and your account number(s). Any stockholders who share the same address and currently receive multiple copies of the Annual Meeting materials who wish to receive only one copy in the future may contact their bank, broker, or other holder of record, or PURE Bioscience at the contact information listed above, to request information about householding.

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ANNUAL REPORT

Our Annual Report to Stockholders, which contains our Annual Report on Form 10-K for the year ended July 31, 2020 will also be made available (without exhibits), free of charge, to interested stockholders upon written request to PURE Bioscience, Inc., 9669 Hermosa Avenue, Rancho Cucamonga, Ca 91730, Attention: Corporate Secretary.

BY ORDER OF THE BOARD OF DIRECTORS

By Order of the Board of Directors

/s/ Tom Y. Lee, CPA
December 8, 2020	Chief Executive Officer

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Appendix A

AMENDED AND RESTATED

PURE BIOSCIENCE, INC.

2017 EQUITY INCENTIVE PLAN

This Amended and Restated PURE Bioscience 2017 Equity Incentive Plan (the “Plan”) was originally adopted in January 2018. This amendment and restatement of the Plan was approved by the Board of Directors of the Company on November 17, 2020, and shall become effective on January 20, 2020 (the date of such approval, the “Effective Date”), contingent upon approval of the Plan by the stockholders of the Company at the 2021 Annual Meeting of Stockholders scheduled to be held on the Effective Date.

1. Purposes of the Plan. The purposes of this Plan are:

●	to attract and retain the best available personnel for positions of substantial responsibility;

●	to provide incentives to individuals who perform services for the Company;

●	to align the interests of our personnel with the interests of our stockholders; and

●	to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares and other stock or cash awards as the Administrator may determine.

2. Definitions. As used herein, the following definitions will apply:

(a) “Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 hereof.

(b) “Affiliate” means any corporation or any other entity (including, but not limited to, partnerships and joint ventures) controlling, controlled by, or under common control with the Company.

(c) “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. federal and state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(d) “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares and other stock or cash awards as the Administrator may determine.

(e) “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(f) “Board” means the Board of Directors of the Company.

(g) “Change in Control” means the occurrence of any of the following events:

(i) A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of stock in the Company that, together with the stock already held by such Person, constitutes more than 50% of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection (i), the acquisition of additional stock by any Person who is considered to own more than 50% of the total voting power of the stock of the Company before the acquisition will not be considered a Change in Control; or

(ii) the sale, exchange, or transfer of all or substantially all, as determined by the Board in its discretion, of the assets of the Company.

1

Notwithstanding the foregoing, as to any Award under the Plan that consists of deferred compensation subject to Section 409A of the Code, the definition of “Change in Control” shall be deemed modified to the extent necessary to comply with Section 409A of the Code.

For purposes of this Section 2(g), persons will be considered to be acting as a group if they are owners of a corporation or other entity that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

(h) “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

(i) “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 hereof.

(j) “Common Stock” means the common stock, par value $0.001 per share, of the Company.

(k) “Company” means Organovo Holdings, Inc., a Delaware corporation, or any successor thereto.

(l) “Consultant” means any person, including an advisor, engaged by the Company or a Parent, Subsidiary or Affiliate to render services to the Company or a Subsidiary.

(m) “Determination Date” means the latest possible date that will not jeopardize the qualification of an Award granted under the Plan as “performance-based compensation” under Section 162(m) of the Code.

(n) “Director” means a member of the Board.

(o) “Disability” means permanent and total disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(p) “Employee” means any person, including Officers and Directors, employed by the Company or any Parent, Subsidiary or Affiliate of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(q) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(r) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market, or the NYSE Market, its Fair Market Value will be the closing sales price for such stock (or if no closing sales price was reported on that date, as applicable, on the last trading date such closing sales price was reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

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(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination (or, if no bids and asks were reported on that date, as applicable, on the last trading date such bids and asks were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii) In the absence of an established market for the Common Stock, or if such Common Stock is not regularly quoted or does not have sufficient trades or bid prices which would accurately reflect the actual Fair Market Value of the Common Stock, the Fair Market Value will be determined in good faith by the Administrator upon the advice of a qualified valuation expert.

(s) “Fiscal Year” means the fiscal year of the Company.

(t) “Incentive Stock Option” means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(u) “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(v) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(w) “Option” means a stock option granted pursuant to Section 6 hereof.

(x) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(y) “Participant” means the holder of an outstanding Award.

(z) “Performance Goals” will have the meaning set forth in Section 11 hereof.

(aa) “Performance Period” means any Fiscal Year of the Company or such other period as determined by the Administrator in its sole discretion.

(bb) “Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine pursuant to Section 10 hereof.

(cc) “Performance Unit” means an Award which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 10 hereof.

(dd) “Period of Restriction” means the period during which transfers of Shares of Restricted Stock are subject to restrictions and, therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

(ee) “Plan” means this 2017 Equity Incentive Plan.

(ff) “Restricted Stock” means Shares issued pursuant to an Award of Restricted Stock under Section 8 hereof, or issued pursuant to the early exercise of an Option.

(gg) “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 9 hereof. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

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(hh) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(ii) “Section 16(b)” means Section 16(b) of the Exchange Act.

(jj) “Service Provider” means an Employee, Director, or Consultant.

(kk) “Share” means a share of the Common Stock, as adjusted in accordance with Section 15 hereof.

(ll) “Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 7 is designated as a Stock Appreciation Right.

(mm) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Stock Subject to the Plan.

(a) Subject to the provisions of Section 15 hereof, the maximum aggregate number of Shares that may be awarded and sold under the Plan is 10,000,000 Shares. The Shares may be authorized, but unissued or reacquired Common Stock.

(b) Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full, or, with respect to Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units, is forfeited to or repurchased by the Company, the unissued Shares (or for Awards other than Options and Stock Appreciation Rights, the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). Notwithstanding the foregoing provisions of this Section 3(b), subject to adjustment provided in Section 14 hereof, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a)above, plus, to the extent allowable under Section 422 of the Code, any Shares that become available for issuance under the Plan under this Section 3(b).

(c) No Reuse. Upon exercise of a Stock Appreciation Right settled in Shares, the gross number of Shares covered by the portion of the Award so exercised will cease to be available under the Plan. Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if unvested Shares of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are repurchased by the Company, such Shares will be treated as lapsed Awards and will become available for future grant under the Plan. Shares withheld or tendered (actually or through attestation) to pay the tax and/or exercise price of an Award will not become available for future grant or sale under the Plan. To the extent an Award under the Plan is payable in cash rather than Shares, such cash payment will result in reducing the number of Shares available for issuance under the Plan.

(d) Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

(e) Limitation on Number of Shares Subject to Awards. Notwithstanding any provision in the Plan to the contrary, the maximum aggregate number of Shares with respect to one or more Awards that may be granted to any one person during any calendar year (measured from the date of any grant) shall be 2,000,000 Shares and the maximum aggregate amount of cash that may be paid in cash during any calendar year (measured from the date of any payment) with respect to one or more Awards payable in cash shall be $2,000,000.

4. Administration of the Plan.

(a) Procedure.

(i) Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.

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(ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan will be administered by a Committee of two (2) or more “outside directors” within the meaning of Section 162(m) of the Code.

(iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

(iv) Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy Applicable Laws.

(b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(i) to determine the Fair Market Value;

(ii) to select the Service Providers to whom Awards may be granted hereunder;

(iii) to determine the number of Shares to be covered by each Award granted hereunder;

(iv) to approve forms of Award Agreements for use under the Plan;

(v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder;

(vi) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(vii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws or for qualifying for favorable tax treatment under applicable foreign laws;

(viii) to modify or amend each Award (subject to Section 20(c) hereof), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards, but the Administrator cannot reduce the exercise price of an outstanding Award unless such action is approved by the Company’s stockholders;

(ix) to allow Participants to satisfy withholding tax obligations in a manner described in Section 16 hereof;

(x) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xi) to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award pursuant to such procedures as the Administrator may determine; and

(xii) to make all other determinations deemed necessary or advisable for administering the Plan.

(xiii) In addition, except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the Administration shall not be permitted without stockholder approval to reprice outstanding Awards or to cancel or exchange an outstanding Award for cash or any other Award with an exercise price that is less than the exercise price of the original Award. For purposes of clarity, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (A) changing the terms of an Award to lower its exercise price; (B) any other action that is treated as a “repricing” under generally accepted accounting principles; and (C) repurchasing for cash or canceling Award at a time when its exercise price is greater than the Fair Market Value of the underlying stock in exchange for another Award, unless the cancellation and exchange occurs in connection with an event set forth in Section 15. Such cancellation and exchange would be considered a “repricing” regardless of whether it is treated as a “repricing” under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Participant.

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(c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations, and interpretations will be final and binding on all Participants and any other holders of Awards.

(d) No Reload Awards. No Award shall contain a reload feature that results in a new Award granted automatically upon delivery of Shares to the Company in payment of the exercise price or any tax withholding obligation.

5. Eligibility. Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units, Performance Shares, and such other cash or stock awards as the Administrator determines may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6. Stock Options.

(a) Limitations.

(i) Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000 (U.S.), such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

(ii) The Administrator will have complete discretion to determine the number of Shares subject to an Option granted to any Participant.

(b) Term of Option. The Administrator will determine the term of each Option in its sole discretion; provided, however, that the term will be no more than ten (10) years from the date of grant thereof. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(c) Option Exercise Price and Consideration.

(i) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, but will be no less than 100% of the Fair Market Value per Share on the date of grant. In addition, in the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than 110% of the Fair Market Value per Share on the date of grant. Notwithstanding the foregoing provisions of this Section 6(c), Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.

(ii) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

(iii) Form of Consideration. The Administrator will determine the acceptable form(s) of consideration for exercising an Option, including the method of payment, to the extent permitted by Applicable Laws. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of: (1) cash; (2) check; (3) promissory note, to the extent permitted by Applicable Laws, (4) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided further that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (5) consideration received by the Company under cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; (6) by net exercise, (7) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws, or (8) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator will consider if acceptance of such consideration may be reasonably expected to benefit the Company.

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(d) Exercise of Option.

(i) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (A) notice of exercise (in such form as the Administrator specifies from time to time) from the person entitled to exercise the Option, and (B) full payment for the Shares with respect to which the Option is exercised (together with any applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 15 hereof.

(ii) Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iii) Disability of Participant. Unless otherwise specified in the Award Agreement, if a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options within such period of time as is specified in the Award Agreement (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement), provided, however, that the accelerated vesting shall only apply to Options granted to the Participant at least ninety (90) days before the Participant ceases to be a Service Provider as a result of Participant’s Disability. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for six (6) months following the date a Participant ceases to be a Service Provider as a result of Participant’s Disability. If a Participant’s Award Agreement specifically provides that Participant will not fully vest in all of the Shares covered by the Option on the date Participant ceases to be a Service Provider as a result of Participant’s Disability, the Shares covered by the unvested portion of the Option will revert to the Plan. If after Participant ceases to be a Service Provider as a result of Participant’s Disability, Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

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(iv) Death of Participant. Unless otherwise specified in the Award Agreement, if a Participant dies while a Service Provider, the Participant’s outstanding Options will fully vest and may be exercised within such period of time as is specified in the Award Agreement (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator, provided, further, that the accelerated vesting shall only apply to Options granted to the Participant at least ninety (90) days before the Participant ceases to be a Service Provider as a result of Participant’s death. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for six (6) months following Participant’s death. If a Participant’s Award Agreement specifically provides that Participant will not fully vest in all of the Shares covered by the Option if Participant dies while a Service Provider, the Shares covered by the unvested portion of the Option will continue to vest in accordance with the Award Agreement. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

7. Stock Appreciation Rights.

(a) Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

(b) Number of Shares. The Administrator will have complete discretion to determine the number of Stock Appreciation Rights granted to any Participant.

(c) Exercise Price and Other Terms. The Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan; provided, however, that the exercise price will be not less than 100% of the Fair Market Value of a Share on the date of grant.

(d) Stock Appreciation Rights Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(e) Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement; provided, however, that the term will be no more than ten (10) years from the date of grant thereof. Notwithstanding the foregoing, the rules of Section 6(d) above also will apply to Stock Appreciation Rights.

(f) Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii) The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

(g) Death or Disability of Participant. Unless otherwise specified in the Award Agreement, if a Participant ceases to be a Service Provider as a result of the Participant’s death or Disability, all of his or her outstanding Stock Appreciation Rights will fully vest and may be exercised within such period of time as is specified in the Award Agreement (but in no event later than the expiration of the term of such Stock Appreciation Rights as set forth in the Award Agreement) by the Participant or the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator), provided, further, that the accelerated vesting shall only apply to Stock Appreciation Rights granted to the Participant at least 90 days before the Participant ceases to be a Service Provider as a result of Participant’s death or Disability. If no such beneficiary has been designated by the Participant, then such Stock Appreciate Rights may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Stock Appreciation Right is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Stock Appreciation Rights will remain exercisable for six (6) months following the date the Participant ceases to be a Service Provider as a result of Participant’s death or Disability. If the Stock Appreciation Right is not so exercised within the time specified herein, the Stock Appreciation Right will terminate.

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8. Restricted Stock.

(a) Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b) Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.

(c) Transferability. Except as provided in this Section 8, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(d) Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(e) Removal of Restrictions. Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed. Unless otherwise specified in the Award Agreement, if a Participant ceases to be a Service Provider as a result of the Participant’s death or Disability, all restrictions on his or her outstanding Restricted Stock, other than those that are Performance Shares (see Section 10 below), will automatically lapse or be removed), provided, however, that the accelerated vesting shall only apply to Restricted Stock granted to the Participant at least 90 days before the Participant ceases to be a Service Provider as a result of Participant’s death or Disability.

(f) Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g) Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

(h) Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

(i) Section 162(m) Performance Restrictions. For purposes of qualifying grants of Restricted Stock as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals will be set by the Administrator on or before the Determination Date. In granting Restricted Stock which is intended to qualify under Section 162(m) of the Code, the Administrator will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

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9. Restricted Stock Units.

(a) Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. Each Restricted Stock Unit grant will be evidenced by an Award Agreement that will specify such other terms and conditions as the Administrator, in its sole discretion, will determine, including all terms, conditions, and restrictions related to the grant, the number of Restricted Stock Units and the form of payout, which, subject to Section 9(d) hereof, may be left to the discretion of the Administrator.

(b) Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. After the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any restrictions for such Restricted Stock Units. Each Award of Restricted Stock Units will be evidenced by an Award Agreement that will specify the vesting criteria, and such other terms and conditions as the Administrator, in its sole discretion will determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed. Unless otherwise specified in the Award Agreement, if a Participant ceases to be a Service Provider as a result of the Participant’s death or Disability, all restrictions on his or her outstanding Restricted Stock Units, other than those that are Performance Units (see Section 10 below), will automatically lapse or be removed), provided, however, that the accelerated vesting shall only apply to Restricted Stock Units granted to the Participant at least 90 days before the Participant ceases to be a Service Provider as a result of Participant’s death or Disability.

(c) Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as specified in the Award Agreement.

(d) Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) set forth in the Award Agreement. The Administrator, in its sole discretion, may pay earned Restricted Stock Units in cash, Shares, or a combination thereof. Shares represented by Restricted Stock Units that are fully paid in cash again will be available for grant under the Plan.

(e) Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

(f) Section 162(m) Performance Restrictions. For purposes of qualifying grants of Restricted Stock Units as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals will be set by the Administrator on or before the Determination Date. In granting Restricted Stock Units which are intended to qualify under Section 162(m) of the Code, the Administrator will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

10. Performance Units and Performance Shares.

(a) Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units/Shares granted to each Participant.

(b) Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

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(c) Performance Objectives and Other Terms. The Administrator will set performance objectives or other vesting provisions. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the Administrator in its discretion. Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless otherwise specified in the Award Agreement, if a Participant ceases to be a Service Provider as a result of the Participant’s death or Disability, all Performance Goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met), provided, however, that the accelerated vesting shall only apply to Performance Units/Shares granted to the Participant at least 90 days before the Participant ceases to be a Service Provider as a result of Participant’s death or Disability.

(d) Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share.

(e) Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares will be made as soon as practicable after the expiration of the applicable Performance Period. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

(f) Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.

(g) Section 162(m) Performance Restrictions. For purposes of qualifying grants of Performance Units/Shares as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals will be set by the Administrator on or before the Determination Date. In granting Performance Units/Shares which are intended to qualify under Section 162(m) of the Code, the Administrator will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

11. Performance-Based Compensation Under Code Section 162(m).

(a) General. If the Administrator, in its discretion, decides to grant an Award intended to qualify as “performance-based compensation” under Code Section 162(m), the provisions of this Section 11 will control over any contrary provision in the Plan; provided, however, that the Administrator may in its discretion grant Awards that are not intended to qualify as “performance-based compensation” under Section 162(m) of the Code to such Participants that are based on Performance Goals or other specific criteria or goals but that do not satisfy the requirements of this Section 11.

(b) Performance Goals. The granting and/or vesting of Awards of Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units and other incentives under the Plan may be made subject to the attainment of performance goals relating to one or more business criteria within the meaning of Code Section 162(m) and may provide for a targeted level or levels of achievement (“Performance Goals”) including: (i) earnings per Share; (ii) operating cash flow; (iii) operating income; (iv) profit after-tax; (v) profit before-tax; (vi) return on assets; (vii) return on equity; (viii) return on sales; (ix) revenue; and (x) total shareholder return; (xi) return on capital, including but not limited to return on invested capital against a weighted average cost of capital; (xii) return on net assets; (xiii) economic value added; (xiv) market share; (xv) customer service; (xvi) customer satisfaction; (xvii) safety; (xviii) total stockholder return; (xix) free cash flow; (xx) net operating income; (xxi) operating cash flow; (xxii) return on investment; (xxiii) employee satisfaction; (xxiv) employee retention; (xxv) balance of cash, cash equivalents and marketable securities; (xxvi) product development; (xxvii) research and development expenses; (xxviii) completion of an identified special project; (xxix) completion of a joint venture or other corporate transaction; (xxx) filing of patents; (xxxi) submission and/or publication of Scientific Works; (xxxii) execution or expansion of strategic partnerships or relationships; or (xxxiii) such other measures as determined by the Committee consistent with the terms of the Equity Incentive Plan. Any Performance Goals may be used to measure the performance of the Company as a whole or a business unit of the Company and may be measured relative to a peer group or index. The Performance Goals may differ from Participant to Participant and from Award to Award. Prior to the Determination Date, the Administrator will determine whether any significant element(s) will be included in or excluded from the calculation of any Performance Goal with respect to any Participant.

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(c) Procedures. To the extent necessary to comply with the performance-based compensation provisions of Code Section 162(m), with respect to any Award granted subject to Performance Goals, within the first twenty-five percent (25%) of the Performance Period, but in no event more than ninety (90) days following the commencement of any Performance Period (or such other time as may be required or permitted by Code Section 162(m)), the Administrator will, in writing, (i) designate one or more Participants to whom an Award will be made, (ii) select the Performance Goals applicable to the Performance Period, (iii) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (iv) specify the relationship between Performance Goals and the amounts of such Awards, as applicable, to be earned by each Participant for such Performance Period. Following the completion of each Performance Period, the Administrator will certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amounts earned by a Participant, the Administrator will have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Administrator may deem relevant to the assessment of individual or corporate performance for the Performance Period. A Participant will be eligible to receive payment pursuant to an Award for a Performance Period only if the Performance Goals for such period are achieved.

(d) Limitation on Dividends and Dividend Equivalents. Any dividend or dividend-equivalent payment paid on an Award granted under this Section 11 may be (i) reinvested in additional Shares or units, in either case, subject to the same restrictions as the underlying Award, or (ii) withheld, credited with interest at the sole discretion of the Administrator, and later paid in cash or Shares (with a Fair Market Value per Share equal to any accumulated dividends or dividend-equivalent payments) once the underlying Award vests. If an Award granted under this this Section 11 is forfeited, any accumulated dividends or dividend-equivalent payments are also forfeited.

(e) Additional Limitations. Notwithstanding any other provision of the Plan, any Award which is granted to a Participant and is intended to constitute qualified performance based compensation under Code Section 162(m) will be subject to any additional limitations set forth in the Code (including any amendment to Section 162(m)) or any regulations and ruling issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m) of the Code, and the Plan will be deemed amended to the extent necessary to conform to such requirements.

12. Compliance with Code Section 409A. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Code Section 409A, except as otherwise determined in the sole discretion of the Administrator. The Plan and each Award Agreement under the Plan is intended to meet the requirements of Code Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Code Section 409A the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Code Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A.

13. Leaves of Absence. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Service Provider will not cease to be an Employee in the case of (i) any leave of absence approved by the Company, or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months and one day following the commencement of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

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14. Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award may only be transferred (i) by will, (ii) by the laws of descent and distribution, (iii) to a revocable trust, or (iv) as permitted by Rule 701 of the Securities Act of 1933, as amended.

15. Adjustments; Dissolution or Liquidation; Merger or Change in Control.

(a) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award, and the numerical Share limits set forth in Sections 3, 7, 8, 9 and 10 hereof.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(c) Change in Control. In the event of a merger of the Company with or into another corporation or other entity or a Change in Control, each outstanding Award will be treated as the Administrator determines (subject to the provisions of the proceeding paragraph) without a Participant’s consent, including, without limitation, that (i) Awards will be assumed, or substantially equivalent Awards will be substituted, by the acquiring or succeeding corporation (the “Successor Corporation”) (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (ii) upon written notice to a Participant, that the Participant’s Awards will terminate upon or immediately prior to the consummation of such merger or Change in Control; (iii) outstanding Awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an Award will lapse, in whole or in part prior to or upon consummation of such merger or Change in Control, and, to the extent the Administrator determines, terminate upon or immediately prior to the effectiveness of such merger or Change in Control; (iv) (A) the termination of an Award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment), or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion; or (v) any combination of the foregoing. In taking any of the actions permitted under this subsection (c), the Administrator will not be obligated to treat all Awards, all Awards held by a Participant, or all Awards of the same type, similarly.

In the event that the Successor Corporation does not assume or substitute for the Award, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock will lapse, and, with respect to Restricted Stock Units, Performance Shares and Performance Units, all Performance Goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met. In addition, if an Option or Stock Appreciation Right is not assumed or substituted for in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be fully vested and exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

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For the purposes of this subsection (c), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) or, in the case of a Stock Appreciation Right upon the exercise of which the Administrator determines to pay cash or a Performance Share or Performance Unit which the Administrator can determine to pay in cash, the fair market value of the consideration received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the Successor Corporation, the Administrator may, with the consent of the Successor Corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Performance Share or Performance Unit, for each Share subject to such Award (or in the case of Performance Units, the number of implied shares determined by dividing the value of the Performance Units by the per share consideration received by holders of Common Stock in the Change in Control), to be solely common stock of the Successor Corporation equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

Notwithstanding anything in this Section 15(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more Performance Goals will not be considered assumed if the Company or its successor modifies any of such Performance Goals without the Participant’s consent; provided, however, a modification to such Performance Goals only to reflect the Successor Corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption. In the case of an Award providing for the payment of deferred compensation subject to Section 409A of the Code, any payment of such deferred compensation by reason of a Change in Control shall be made only if the Change in Control is one described in subsection (a)(2)(A)(v) of Section 409A and the guidance thereunder and shall be paid consistent with the requirements of Section 409A. If any deferred compensation that would otherwise be payable by reason of a Change in Control cannot be paid by reason of the immediately preceding sentence, it shall be paid as soon as practicable thereafter consistent with the requirements of Section 409A, as determined by the Administrator.

16. Tax Withholding.

(a) Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

(b) Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the minimum amount required to be withheld, (iii) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld, or (iv) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld. The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

17. No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, nor will they interfere in any way with the Participant’s right or the Company’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

18. Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

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19. Term of Plan. Subject to Section 23 hereof, the Plan will become effective upon its adoption by the Company’s stockholders at the 2021 Annual Meeting of Stockholders. It will continue in effect for a term of ten (10) years unless terminated earlier under Section 20 hereof.

20. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Administrator may at any time amend, alter, suspend or terminate the Plan.

(b) Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c) Effect of Amendment or Termination. No amendment, alteration, suspension, or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

21. Conditions Upon Issuance of Shares.

(a) Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

(c) Restrictive Legends. All Award Agreements and all securities of the Company issued pursuant thereto shall bear such legends regarding restrictions on transfer and such other legends as the appropriate officer of the Corporation shall determine to be necessary or advisable to comply with applicable securities and other laws.

22. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

23. Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws. In the event that stockholder approval is not obtained within twelve (12) months after the date the Plan is adopted by the Board, the Plan and all Awards granted hereunder shall be void ab initio and of no effect. Notwithstanding any other provisions of the Plan, no Awards shall be exercisable until the date of such stockholder approval.

24. Notification of Election Under Section 83(b) of the Code. If any Service Provider shall, in connection with the acquisition of Shares under the Plan, make the election permitted under Section 83(b) of the Code, such Service Provider shall notify the Company of such election within ten (10) days of filing notice of the election with the Internal Revenue Service and provide the Company with a copy thereof, in addition to any filing and a notification required pursuant to regulations issued under the authority of Section 83(b) of the Code. A Service Provider shall not be permitted to make a Section 83(b) election with respect to an Award of a Restricted Stock Unit.

25. Notification Upon Disqualifying Disposition Under Section 421(b) of the Code. Each Service Provider shall notify the Company of any disposition of Shares issued pursuant to the exercise of an Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within ten (10) days of such disposition.

26. Choice of Law. The Plan and all rules and determinations made and taken pursuant hereto will be governed by the laws of the State of Delaware, to the extent not preempted by federal law, and construed accordingly.

27. Clawback or Recoupment. Unless otherwise specified in the Award Agreement or determined in the Administrator’s sole discretion, all Awards, and all Shares and cash payable under each Award, are subject to any clawback or recoupment policy adopted by the Company (including any policy required under the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Laws), regardless of whether the policy is adopted after the date on which the Award is granted, vests or becomes exercisable, or is exercised or settled by issuance of Shares, payment of cash, or a combination of both.

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Appendix B

CERTIFICATE OF AMENDMENT
OF CERTIFICATE OF INCORPORATION OF
PURE BIOSCIENCE, INC.,
a Delaware Corporation

Pure Bioscience, Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

1. Paragraph (A) of Article IV of the Corporation’s Certificate of Incorporation is hereby amended and restated in their entirety as follows:

“The total number of shares of stock that the corporation shall have authority to issue is 155,000,000, consisting of 150,000,000 shares of Common Stock with a par value of $0.01 per share and 5,000,000 shares of Preferred Stock with a par value of $0.01 per share.”

2. The foregoing amendment to the Certificate of Incorporation has been duly approved by the Board of the Directors of the Corporation in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of Delaware.

3. The foregoing amendment to the Certificate of Incorporation has been duly approved by the written consent of the stockholders in accordance with Sections 228 and 242 of the General Corporation Law of Delaware and the Corporation’s Certificate.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Certificate of Incorporation to be executed this ______ day of _________, 2021.

PURE BIOSCIENCE, INC.

/s/ Tom Y. Lee, CPA
Chief Executive Officer

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on January 20, 2021

PURE BIOSCIENCE, INC

Pure Bioscience, Inc.
C/O Transfer Online, Inc.
512 SE Salmon St.
Portland, OR 97214

Meeting Information

Meeting Type: Annual Meeting
For holders as of: November 25, 2020
Date: January 20, 2021 **Time:** 10:00 AM EST
Location: https://www.issuerdirect.com/virtual-event/pure

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

0000477121_1 R1.0.1.18

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Annual Report 2. Notice & Proxy Statement

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before January 06, 2021 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

0000477121_2 R1.0.1.18

Voting items

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees

01 Tom Y. Lee	02 Ivan Chen	03 Tom Myers	04 Kristin A. Taylor	05 David M. Rendall

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

4 To approve an amendment and restatement to the 2017 Equity Incentive Plan which of changes described in our Proxy Statement, increases the number of shares of common stock and extending the term issuable under the plan.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

0000477121_3 R1.0.1.18

Pure Bioscience, Inc.
C/O Transfer Online, Inc.
512 SE Salmon St.
Portland, OR 97214

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 01/19/2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 01/19/2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:	☐	☐	☐	______________________

1. Election of Directors

Nominees

01 Tom Y. Lee   02 Ivan Chen   03 Tom Myers   04 Kristin A. Taylor   05 David M. Rendall

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.	For	Against	Abstain
2 To ratify the appointment of Weinberg & Company, P.A. as our independent registered public accounting firm for the fiscal year ending July 31, 2021.	☐	☐	☐
3 To approve, on a non-binding advisory basis, the compensation of our named executive officers, during the fiscal year ended July 31, 2020.	☐	☐	☐
4 To approve an amendment and restatement to the 2017 Equity Incentive Plan which of changes described in our Proxy Statement, increases the number of shares of common stock and extending the term issuable under the plan.	☐	☐	☐
5 To approve an amendment to our Certificate of Incorporation to increase the authorized number of shares of common stock from 100,000,000 shares to 150,000,000 shares.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000477122_1 R1.0.1.18

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/are available at www.proxyvote.com

PURE BIOSCIENCE, INC
Annual Meeting of Shareholders
January 20, 2021 10:00 AM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Tom Y. Lee and Mark S. Elliott, or either of them, with full power of substitution, as proxies to vote at the 2021 Annual Meeting of Stockholders of PURE Bioscience, Inc. (the "Company") to be held virtually at https://www.issuerdirect.com/virtual-event/pure on January 20, 2020 at 10:00 a.m., Local Time, and at any adjournments or postponements thereof, hereby revoking any proxies heretofore given, all shares of common stock of the Company held or owned by the undersigned as directed on the reverse side, and, in their discretion, upon such other matters as may come before the meeting.

If any other business may properly come before the meeting, the proxies are authorized to vote in their discretion, provided that they will not vote in the election of directors for any nominee(s) for whom authority to vote has been withheld.

Continued and to be signed on reverse side

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